                                  $120,000,000

                                CREDIT AGREEMENT

                                  dated as of

                                 April 1, 1996

                                     among


                       SAVANNAH FOODS & INDUSTRIES, INC.

                            The Banks Listed Herein

                                      and

                        WACHOVIA BANK OF GEORGIA, N.A.,
                                    as Agent

                               TABLE OF CONTENTS

                                CREDIT AGREEMENT

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
                                                        ARTICLE I

                                                       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 1.01. Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

SECTION 1.02. Accounting Terms and Determinations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

SECTION 1.03. References  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

SECTION 1.04. Use of Defined Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 1.05. Terminology . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

                                                        ARTICLE II

                                                       THE CREDITS  . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 2.01. Commitment to Make Available Syndicated Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 2.02. Method of Borrowing Syndicated Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 2.03. Offered Rate Credits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

SECTION 2.04. Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

SECTION 2.05. Maturity of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

SECTION 2.06. Interest Rates; Accretion of Principal of Banker's Acceptances  . . . . . . . . . . . . . . . . . . . .  24

SECTION 2.07. Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

SECTION 2.08. Optional Termination or Reduction of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

SECTION 2.09. Mandatory Reduction and Termination of Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . .  27

SECTION 2.10. Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

SECTION 2.11. Mandatory Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28





                                      (i)

SECTION 2.12. General Provisions as to Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

SECTION 2.13. Computation of Interest and Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

                                                       ARTICLE III.

                                                LETTER OF CREDIT FACILITY   . . . . . . . . . . . . . . . . . . . . .  30

SECTION 3.01 Obligation to Issue  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30

SECTION 3.02 Conditions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 3.03 Reimbursement Obligations; Duties of the Issuing Bank  . . . . . . . . . . . . . . . . . . . . . . . . .  31

SECTION 3.04 Participations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

SECTION 3.05 Payment of Reimbursement Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

SECTION 3.06 Compensation for Letter of Credit and Agent Reporting Requirements . . . . . . . . . . . . . . . . . . .  35

SECTION 3.07 Indemnification; Exoneration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

SECTION 3.08 Credit Yield Protection; Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

SECTION 3.09. Disqualification of a Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39

                                                        ARTICLE IV

                                                 CONDITIONS TO BORROWINGS . . . . . . . . . . . . . . . . . . . . . .  40

SECTION 4.01. Conditions to First Borrowing and Issuance of the Letter of Credit  . . . . . . . . . . . . . . . . . .  40

SECTION 4.02. Conditions to All Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                                                        ARTICLE V

                                              REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . .  43

SECTION 5.01. Corporate Existence and Power . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

SECTION 5.02. Corporate and Governmental Authorization; No Contravention  . . . . . . . . . . . . . . . . . . . . . .  43

SECTION 5.03. Binding Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

SECTION 5.04. Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44





                                      (ii)

SECTION 5.05. No Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

SECTION 5.06. Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

SECTION 5.07. Compliance with Laws; Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

SECTION 5.08. Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

SECTION 5.09. Investment Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

SECTION 5.10. Public Utility Holding Company Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

SECTION 5.11. Ownership of Property; Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

SECTION 5.12. No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

SECTION 5.13. Full Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

SECTION 5.14. Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

SECTION 5.15. Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

SECTION 5.16. Margin Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

SECTION 5.17. Insolvency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

SECTION 5.18. Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

                                                        ARTICLE VI

                                                        COVENANTS   . . . . . . . . . . . . . . . . . . . . . . . . .  48

SECTION 6.01. Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

SECTION 6.02. Inspection of Property, Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50

SECTION 6.03. Maintenance of Existence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

SECTION 6.04. Dissolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

SECTION 6.05. Consolidations, Mergers and Sales of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

SECTION 6.06. Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51

SECTION 6.07. Compliance with Laws; Payment of Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

SECTION 6.08. Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

SECTION 6.09. Change in Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52





                                     (iii)

SECTION 6.10. Maintenance of Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

SECTION 6.11. Environmental Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

SECTION 6.12. Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

SECTION 6.13. Environmental Release . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SECTION 6.14. Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SECTION 6.15. Subsidiary Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SECTION 6.16. Loans or Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SECTION 6.17. Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SECTION 6.18. Negative Pledge . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

SECTION 6.19. Ratio of Long-Term Debt to Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

SECTION 6.20. Cash Flow to Interest and Leases Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

SECTION 6.21. Ratio of Consolidated Current Assets to Consolidated Current Liabilities  . . . . . . . . . . . . . . .  55

SECTION 6.22. Minimum Stockholders' Equity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

SECTION 6.23. Ratio of Long-Term Debt to Consolidated Adjusted Cash Flow  . . . . . . . . . . . . . . . . . . . . . .  56

SECTION 6.24. Intangibles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                                                       ARTICLE VII

                                                         DEFAULTS . . . . . . . . . . . . . . . . . . . . . . . . . .  56

SECTION 7.01. Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                                                       ARTICLE VIII

                                                        THE AGENT   . . . . . . . . . . . . . . . . . . . . . . . . .  60

SECTION 8.01. Appointment; Powers and Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60

SECTION 8.02. Reliance by Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

SECTION 8.03. Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

SECTION 8.04. Rights of Agent and its Affiliates as a Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62





                                      (iv)
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
SECTION 8.05. Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62

SECTION 8.06  Consequential Damages . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

SECTION 8.07. Payee of Note Treated as Owner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

SECTION 8.08. Nonreliance on Agent and Other Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

SECTION 8.09. Failure to Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

SECTION 8.10. Resignation or Removal of Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64

                                                        ARTICLE IX

                                          CHANGE IN CIRCUMSTANCES; COMPENSATION   . . . . . . . . . . . . . . . . . .  64

SECTION 9.01. Basis for Determining Interest Rate Inadequate or Unfair  . . . . . . . . . . . . . . . . . . . . . . .  64

SECTION 9.02. Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

SECTION 9.03. Increased Cost and Reduced Return . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

SECTION 9.04. Base Rate Loans or Other Fixed Rate Loans Substituted for Affected Fixed Rate Loans . . . . . . . . . .  66

SECTION 9.05. Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

                                                        ARTICLE X

                                                      MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . . . . .  68

SECTION 10.01. Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

SECTION 10.02. No Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

SECTION 10.03. Expenses; Documentary Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

SECTION 10.04. Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68

SECTION 10.05. Setoff; Sharing of Setoffs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

SECTION 10.06. Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

SECTION 10.07. No Margin Stock Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

SECTION 10.08. Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

SECTION 10.09. Confidentiality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73





                                      (v)
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
SECTION 10.10. Representation by Banks  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

SECTION 10.11. Obligations Several  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

SECTION 10.12. Georgia Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

SECTION 10.13. Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

SECTION 10.14. Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75

SECTION 10.15. Interpretation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76

SECTION 10.16. Waiver of Jury Trial; Consent to Jurisdiction  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76

SECTION 10.17. Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76

SECTION 10.18. Source of Funds -- ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76


EXHIBIT A-1                 Form of Syndicated Loan Note

EXHIBIT A-2                 Form of Offered Rate Loan Note

EXHIBIT B                   Form of Opinion of Counsel for the Borrower

EXHIBIT C                   Form of Opinion of Counsel for the Agent
EXHIBIT D                   Form of Assignment and Acceptance

EXHIBIT E                   Form of Notice of Borrowing

EXHIBIT F                   Form of Compliance Certificate

EXHIBIT G                   Form of Closing Certificate

EXHIBIT H                   Form of Borrowing Base Certificate

EXHIBIT I                   Form of Offered Rate Credit Quote

Schedule 5.05               Litigation

Schedule 5.08               Subsidiaries

Schedule 6.15               Existing Debt

Schedule 6.18(a)            Existing Liens





                                      (vi)

                                CREDIT AGREEMENT


                 CREDIT AGREEMENT dated as of April 1, 1996, among SAVANNAH FOODS & INDUSTRIES, INC., the BANKS listed on the signature pages hereof and WACHOVIA BANK OF GEORGIA, N.A., as Agent.

                 The parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 SECTION 1.01. Definitions.  The terms as defined in this
Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

                 "Accounts" has the meaning set forth in O.C.G.A. Section 11-9-106, as amended and in effect from time to time.

                 "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.06(b).

                 "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                 "Agent" means Wachovia Bank of Georgia, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

                 "Agent's Letter Agreement" means that certain letter agreement, dated as of February 1, 1996 between the Borrower and the Agent relating to certain fees from time to time payable by the Borrower to the Agent, together with all amendments and supplements thereto.

                 "Agreement" means this Credit Agreement, together with all amendments and supplements hereto or thereto.

                 "Aggregate Outstanding Obligations" means at any time the sum of the aggregate principal amount of all Syndicated Loans, Offered Rate Loans outstanding, the aggregate Face Amount of Banker's Acceptances outstanding and the Letter of Credit Obligations.

                 "Applicable Margin" means (i) for Base Rate Loans, 0.0%, and
(ii) for Euro-Dollar Loans, 0.45%; provided, that if at the end of any Fiscal Quarter the Cash Flow/Interest and Leases Ratio shall be less than 3.0 to 1.0 but equal to or greater than the ratio permitted by Section 6.20, the Applicable Margin for Euro-Dollar Loans for the immediately succeeding Fiscal Quarter shall be 0.65%.

                 "Assignee" has the meaning set forth in Section 10.07(c).

                 "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 10.08(c) in the form attached hereto as Exhibit D.

                 "Authority" has the meaning set forth in Section 9.02.

                 "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

                 "Banker's Acceptance" means a banker's acceptance (x) of a Draft (i) against the liability for which the relevant Bank is not required to maintain reserves under Regulation D or any other Authority and (ii) which may or may not be (in the discretion of the relevant Bank) eligible for discount by member banks of the Federal Reserve System and (y) which must be an Offered Rate Banker's Acceptance.

                 "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

                 "Base Rate Loan" means a Loan to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Section 2.02(f), or Article X, as applicable.

                 "Borrower" means Savannah Foods & Industries, Inc., a Delaware corporation, and its successors and its permitted assigns.

                 "Borrowing" means a borrowing hereunder consisting of Loans or Banker's Acceptances made available to the Borrower by the Bank, and the term "Borrowing", when used in conjunction with a reference to a specific type of Loan or Banker's Acceptance, means a Borrowing of such type.

                 "Borrowing Base" means the sum of each of the following, as determined in accordance with the standards set forth in Section 1.02 and by reference to the most recent Borrowing Base Certificate furnished pursuant to
Section 4.01(l) or Section 6.01(i), as applicable:

                 (i) an amount equal to 85% of the Eligible Accounts of the Borrower; plus

                 (ii) an amount equal to 85% of the Inventory of the Borrower, valued at the lower of cost or market.

                 "Borrowing Base Certificate" means a certificate substantially in the form of Exhibit H, duly executed by the chief financial officer of the Borrower, setting forth in reasonable detail the calculations for each component of the Borrowing Base and other information described therein.

                 "Capital Stock" means any capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred, other than Redeemable Preferred Stock.

                 "Capitalization" means the sum of (i) Stockholder's Equity, plus (ii) Long-Term Debt.

                 "Cash and Cash Equivalents" means cash in deposit accounts maintained with banks and temporary cash investments of the kinds described in clauses (i) through (iv), inclusive, of Section 6.17.

                 "Cash Flow/Interest and Leases Ratio" means for the Fiscal Quarter just ended as of the date of measurement and the immediately preceding 3 Fiscal Quarters, the ratio of (i) Consolidated Adjusted Cash Flow to (ii) Consolidated Interest Expense plus obligations of the Borrower and its Consolidated Subsidiaries with respect to operating leases.

                 "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. and its implementing regulations and amendments.

                 "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

                 "Change of Law" shall have the meaning set forth in Section
9.02.

                 "Closing Certificate" has the meaning set forth in Section 4.01(e).

                 "Closing Date" means April 1, 1996.

                 "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

                 "Collateral Account" has the meaning specified in Section
7.01.

                 "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereto, and
(ii) as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

                 "Compliance Certificate" has the meaning set forth in Section 6.01(c).

                 "Consolidated Adjusted Cash Flow" means the sum of the following of the Borrower and its Consolidated Subsidiaries, on a consolidated basis: (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) obligations as lessee under operating leases, plus (iv) tax expense plus (v) depreciation and amortization expense, plus (vi) to the extent included in determining Consolidated Net Income but not included in clause
(iii) or (v), any non-cash charges or any non-recurring charges, less (vii) to the extent included in determining Consolidated Net Income but not included in clause (iii) or (v), any non-cash gains and non-recurring gains.

                 "Consolidated Current Assets" and "Consolidated Current Liabilities" mean, at any time, all assets or liabilities (including contingent liabilities), respectively, of the Borrower and its Consolidated Subsidiaries that, in accordance with GAAP, should be classified (or, with respect to any contingent liabilities, would be classified if they were direct liabilities) as current assets or current liabilities, respectively, on a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries.

                 "Consolidated Interest Expense" for any period means interest expense, as reported in the income statement of the Borrower and its Consolidated Subsidiaries, in respect of Debt of the Borrower or any of its Consolidated Subsidiaries outstanding during such period.

                 "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

                 "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

                 "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP.

                 "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

                 "Debt" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person.

                 "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                 "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

                 "Dollars" or "$" means dollars in lawful currency of the United States of America.

                 "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the state in which the Agent has its principal office are authorized by law to close.

                 "Draft" means a draft in form and substance satisfactory to the Bank, relating to a Banker's Acceptance, and duly executed in blank by the Borrower or on its behalf by the Bank under a power of attorney, in favor of the Bank from the Borrower.

                 "Drawing Agent" means Norwest Bank, Minnesota, N.A., as agent for, and beneficiary of the Letter of Credit for the benefit of, the Senior Noteholders.

                 "Drawing Purchase Price" means, with respect to Offered Rate Banker's Acceptances, the discounted net proceeds to be received by the Borrower upon the creation of such Banker's Acceptance, after taking into account the Offered Rate with respect thereto.

                 "Eligible Accounts" means Accounts which are not more than 90 days past due.

                 "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

                 "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

                 "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

                 "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

                 "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

                 "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

                 "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

                 "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

                 "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

                 "Euro-Dollar Loan" means a Loan to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

                 "Euro-Dollar Reserve Percentage" has the meaning set forth in
Section 2.06(b).

                 "Event of Default" has the meaning set forth in Section 7.01.

                 "Excess" has the meaning set forth in Section 2.11(b).

                 "Face Amount" means, in respect of a Draft or a Banker's Acceptance, the amount payable to the holder thereof on its maturity.


                 "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day immediately succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Domestic Business Day as so published on the immediately succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions, as determined by the Bank.

                 "Fiscal Quarter" means any fiscal quarter of the Borrower.

                 "Fiscal Year" means any fiscal year of the Borrower.

                 "Fixed Rate Borrowing" means a Euro-Dollar Borrowing, an Offered Rate Borrowing, a Banker's Acceptance Borrowing, or any or all of them, as the context shall require.

                 "Fixed Rate Loans" means Euro-Dollar Loans or Offered Rate Loans, or any or all of them, as the context shall require.

                 "GAAP" means generally accepted accounting principles applied on a consistent basis as used by the Borrower it its annual audited financial statements submitted to the Securities and Exchange Commission. Such principles, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                 "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or
(ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                 "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. Section 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof, or (d) pesticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

                 "Inventory" has the meaning set forth in O.C.G.A. Section 11-9-109(4), as amended and in effect from time to time, but in any event shall include all inventory carried on the books and records of the Borrower as such in accordance with GAAP.

                 "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                 (a) any Interest Period (subject to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the immediately succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Euro-Dollar Business Day;

                 (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                 (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

                 (a) any Interest Period (subject to paragraph (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the immediately succeeding Domestic Business Day; and

                 (b) no Interest Period which begins before the Termination Date and would otherwise end after the Termination Date may be selected.

(3) with respect to each Offered Rate Borrowing, the period commencing on the date of such Borrowing and ending on the Stated Maturity Date or such other date or dates as may be specified in the applicable Offered Rate Quote; provided that:

                 (a) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the immediately succeeding Euro-Dollar Business Day; and

                 (b) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

                 "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

                 "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Agent.

                 "Letter of Credit" means a letter of credit issued by the Agent to the Drawing Agent, for the benefit of the holders of the Senior Notes and for the account of the Borrower pursuant to Article III.

                 "Letter of Credit Fee" has the meaning ascribed to it in
Section 3.06(a).

                 "Letter of Credit Obligations" means, at any particular time, the sum of (a) the Reimbursement Obligations at such time, and (b) the aggregate maximum amount available for drawing under the Letter of Credit at such time.

                 "Letter of Credit Application Agreement" means, with respect to the Letter of Credit, such form of application therefor (whether in a single or several documents) as the Agent may employ in the ordinary course of business for its own account, whether or not providing for collateral security, with such modifications thereto as may by agreed upon by the Agent and the Borrower and are not materially adverse to the interests of the Banks; provided, however, that in the event of any conflict between the terms of the Letter of Credit Application Agreement and this Agreement, the terms of this Agreement shall control.

                 "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                 "Loan" means a Syndicated Loan or Offered Rate Loan (but not a Banker's Acceptance), and "Loans" means Syndicated Loans or Offered Rate Loans, or any or all of them, as the context shall require.

                 "Loan Documents" means this Agreement, the Notes, the Banker's Acceptances, the Letter of Credit Application Agreement, each Borrowing Base Certificate, any other document evidencing, relating to or securing the Loans or the Banker's Acceptances, and any other document or instrument delivered from time to time in connection with this Agreement, the Note, the Loans or the

Banker's Acceptances, as such documents and instruments may be amended or supplemented from time to time.

                 "London Interbank Offered Rate" has the meaning set forth in
Section 2.06(b).

                 "Long-Term Debt" means at any date the amount of Debt reported as long-term on the Borrower's consolidated financial statements in accordance with GAAP and any other Debt of the Borrower or the Consolidated Subsidiaries which has a maturity date more than one year from the date of measurement.

                 "Majority Banks" means at any time Banks having at least 51% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 51% of the aggregate outstanding principal amount of the sum of the Syndicated Loans.

                 "Margin Stock" means "margin stock" as defined in Regulations G, T, U or X.

                 "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon (as a result of such event, act, condition or occurrence) any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Bank under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

                 "Multiemployer Plan" shall have the meaning set forth in
Section 4001(a)(3) of ERISA.

                 "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

                 "Net Proceeds of Capital Stock" means any proceeds received by the Borrower or a Consolidated Subsidiary in respect of the issuance of Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrower or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock.

                 "Notice of Borrowing" has the meaning set forth in Section
2.02.

                 "Offered Rate" has the meaning specified in Section
2.03(c)(ii).

                 "Offered Rate Credit Acceptance" has the meaning specified in
Section 2.03(d).


                 "Offered Rate Banker's Acceptance" means a Banker's Acceptance made available at an Offered Rate pursuant to Section 2.03.

                 "Offered Rate Credit" means any one, or more, or all, as the context shall require, of the Offered Rate Loans and the Offered Rate Banker's Acceptances.

                 "Offered Rate Credit Borrowing Date" has the meaning specified in Section 2.03(d).

                 "Offered Rate Credit Quote" has the meaning specified in
Section 2.03(b).

                 "Offered Rate Loans" means Loans made pursuant to the terms and conditions set forth in Section 2.03.

                 "Offered Rate Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Offered Rate Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                 "Other Debt Outstanding" means at any time all outstanding Debt for borrowed money of the Borrower and its Consolidated Subsidiaries, other than (i) Debt under this Agreement, (ii) Long-Term Debt and (iii) Current Maturities of Long-Term Debt.

                 "Participant" has the meaning set forth in Section 10.08(b).

                 "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                 "Person" means an individual, a corporation, a partnership, a limited liability company, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

                 "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

                 "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

                 "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

                 "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

                 "Refunding Loan" means a new Syndicated Loan made on the day on which an outstanding Syndicated Loan is maturing or a Base Rate Borrowing is being converted to a Fixed Rate Borrowing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to
Section 2.02(c) or remitted to the Bank as provided in Section 2.12, in each case as contemplated in Section 2.02(d).

                 "Regulation G" means Regulation G of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                 "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                 "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                 "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

                 "Reimbursement Obligations" means the reimbursement or repayment obligations of the Borrower to the Agent pursuant to Section 3.05 with respect to Letter of Credit.

                 "Related Investments" mean equity Investments by the Borrower or any Subsidiary in any business related to the ongoing business lines of the Borrower as of the Closing Date.

                 "Reported Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP and reported quarterly to the Securities and Exchange Commission.

                 "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the Syndicated Loans.

                 "Senior Note Agreement" means, collectively, the Note Agreements of the Borrower relating to the 8.35% Series A Senior Notes Due November 1, 2002 in the original principal amount of $50,000,000 and the 7.15% Series Senior Notes Due November 1, 2002 in the original principal amount of $2 0,000,000.

                 "Senior Notes" means, collectively, the $50,000,000 8.35% Series A Senior Notes Due November 1, 2002 and the $20,000,000 7.15% Series Senior Notes Due November 1, 2002 issued pursuant to the Senior Note Agreement.

                 "Stated Maturity Date" means, with respect to any Offered Rate Credit, the Stated Maturity Date therefor specified by the Bank in the applicable Offered Rate Credit Quote.

                 "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated

Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances,
(C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

                 "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

                 "Super-Majority Banks" means at any time Banks having at least 80% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 80% of the aggregate outstanding principal amount of the sum of the Syndicated Loans.

                 "Syndicated Loans" means Base Rate Loans or Euro-Dollar Loans made pursuant to the terms and conditions set forth in Section 2.01.

                 "Syndicated Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay Syndicated Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

                 "Taxes" has the meaning set forth in Section 2.12(c).

                 "Termination Date" means January 1, 2000, unless such date is otherwise extended by the Bank pursuant to Section 2.05(b), in its sole and absolute discretion.

                 "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

                 "Transferee" has the meaning set forth in Section 10.08(d).

                 "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

                 "Unrelated Investments" means equity Investments by the Borrower or any Subsidiary in any Person, which Investments are not Related Investments.

                 "Unused Commitment" means, with respect to any Bank, at any date an amount equal to the sum of its Commitment, less the aggregate outstanding principal amount of its Syndicated Loans, plus its participation in the Letter of Credit Obligations, but without taking into account its Offered Rate Credits.

                 "Wachovia" means Wachovia Bank of Georgia, N.A., a national banking association, and its successors.

                 "Westway Stock" shall mean two hundred fifty shares of common stock of Westway Trading Corporation currently owned by Borrower.

                 SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 6.01 hereof, shall mean the financial statements referred to in Section 5.04).

                 SECTION 1.03. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

                 SECTION 1.04. Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

                 SECTION 1.05. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.


                                   ARTICLE II

                                  THE CREDITS

                 SECTION 2.01. Commitment to Make Available Syndicated Loans. Each Bank severally agrees, on the terms and conditions set forth herein, to make available Syndicated Loans to the Borrower from time to time before the Termination Date; provided that immediately after each such Syndicated Loan is made available,

         (i) the sum of the aggregate principal amount of Syndicated Loans outstanding made by such Bank and its ratable share of the Letter of Credit Obligations shall not exceed the amount of its Commitment, and

         (ii) the sum of the Aggregate Outstanding Obligations shall not exceed the aggregate amount of the Commitments; and

         (iii) the sum of the Aggregate Outstanding Obligations, plus Other Debt Outstanding, less Cash and Cash Equivalents, shall not exceed the Borrowing Base.

Each Syndicated Borrowing under this Section shall be in a minimum principal amount of $5,000,000 or any larger multiple of $500,000 (except that any such Syndicated Borrowing may be in the amount of the Unused Commitments). Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.09, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date.

                 SECTION 2.02. Method of Borrowing Syndicated Loans. (a) The Borrower shall give the Agent notice (a "Notice of Borrowing"), which shall be in writing in substantially in the form of Exhibit E, prior to 11:00 A.M. (prevailing Eastern time) on the same Domestic Business Day of each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                 (i) the date of such Syndicated Borrowing, which shall be a Domestic Business Day, in the case of a Base Rate Borrowing, or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                 (ii)  the aggregate principal amount of such Syndicated
         Borrowing,

                 (iii) whether the Syndicated Borrowing is to be a Base Rate Loan or a Euro-Dollar Loan, and

                 (iv) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                 (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Syndicated Borrowing and such Notice of Borrowing, once received by the Agent, shall not thereafter be revocable by the Borrower without either
(i) the consent of all of the Banks or (ii) the payment of compensation for any loss which the Banks may incur, in accordance with the provisions of Section 9.05.

                 (c) Not later than 11:00 A.M. (Atlanta, Georgia time) on the date of each Syndicated Borrowing that is a Euro-Dollar Loan and 3:00 P.M. on the date of each Syndicated Borrowing that is a Base Rate Loan, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address determined pursuant to Section 10.01. Unless the Agent determines that any applicable condition specified in Article IV has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address. Unless the Agent receives notice from a Bank, at the Agent's address referred to in or specified pursuant to Section 10.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated

Borrowing that is a Euro-Dollar Loan or no later than 12:00 P.M. (local time at such address) on the Domestic Business Day of a Syndicated Borrowing that is a Base Rate Loan, stating that such Bank will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the Borrower for the account of such Bank. If the Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that (i) any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank and (ii) until such Bank has paid its ratable share of such Syndicated Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Syndicated Borrowing for any purpose hereunder. If the Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision.

                 (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

                 (e) Notwithstanding anything to the contrary contained in this Agreement, no Fixed Rate Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived, and all Refunding Loans shall be made as Base Rate Loans (but shall bear interest at the Default Rate, if applicable).

                 (f) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loan comprising such Syndicated Borrowing is to be a Base Rate Loan or a Euro-Dollar Loan, such Syndicated Loan shall be made as a Base Rate Loan. If the Borrower is otherwise entitled under this Agreement to repay any Syndicated Loan maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Syndicated Loan using its own moneys and fails to give a Notice of Borrowing in connection with such new Syndicated Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loan matures in an amount equal to the principal amount of the Syndicated Loan so maturing, and the Syndicated Loan comprising such new Syndicated Borrowing shall be a Base Rate Loan.

                 (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 5 Fixed Rate Borrowings outstanding at any given time.


                 SECTION 2.03. Offered Rate Credits. (a) In addition to making Syndicated Borrowings, the Borrower may, as set forth in this Section 2.03, request the Banks to make offers to make Offered Rate Loans available to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03, provided that:

                 (i) the number of Fixed Rate Borrowings which may be outstanding at any given time is subject to the provisions of Section 2.02(g); and

                 (ii) immediately after each such Offered Rate Credit is made available (x) the sum of the Aggregate Outstanding Obligations shall not exceed the aggregate amount of the Commitments and (y) the sum of the Aggregate Outstanding Obligations, plus Other Debt Outstanding, less Cash and Cash Equivalents shall not exceed the Borrowing Base;

                 (iii) the Offered Rate Credits of any Bank will be taken into account for the purpose of calculating availability pursuant to
         Section 2.01(a)(ii) and 2.03(a)(ii) and fees pursuant to Section 2.07, but will not reduce such Bank's Unused Commitment or its obligation to lend its pro rata share of any Syndicated Loans or Letter of Credit Obligation; and

                 (iv) the Offered Rate Credits of any Bank outstanding at any time shall not exceed the amount of its Commitment.

                 (b) Unless the Borrower has notified the Agent and the Banks in writing that Offered Rate Credit Quotes need not be submitted (and in such event, until the Borrower has otherwise notified the Agent and the Banks in writing), not later than 11:00 A.M. (prevailing Eastern time) on each Domestic Business Day, each Bank may, but shall have no obligation to, submit to the Agent and the Borrower a response containing an offer to make an Offered Rate Credit (subject to the limitation contained in Section 2.03(a)(iv)), which may be given by telephone or, in the discretion of the Bank, in writing, substantially in the form of Exhibit I hereto (an "Offered Rate Credit Quote") and containing all information required to be included therein with respect to the relevant offer; provided however, if Agent submits an Offered Rate Credit Quote, such quote shall be submitted not later than 10:45 A.M. Subject to
Section 6.01, any Offered Rate Credit Quote so made shall be irrevocable except with the written consent of the Borrower.

                 (c)      Each Offered Rate Credit Quote shall specify:

                          (i) whether such offer is to make available an Offered Rate Loan or a Banker's Acceptance; and

                          (ii) (x) with respect to each Offered Rate Loan, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) offered for such Offered Rate Loan and (y) with respect to each Offered Rate Banker's Acceptance, such all in rate (including any commissions, discounts and yields to maturity) which shall be applicable to such Offered Rate Banker's Acceptance (such amounts being hereinafter referred to as the "Offered Rate").

         Unless otherwise agreed by the Bank and the Borrower, no Offered Rate Credit Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the form of Exhibit I.

                 (d) Not later than 12:00 P.M. (prevailing Eastern time) on any Domestic Business Day (the "Offered Rate Credit Borrowing Date"), the Borrower may notify the Agent of its acceptance of any offers so notified to it pursuant to Section 2.03(b) by completing and returning (by facsimile) to the Agent the relevant information in the Offered Rate Credit Acceptance portion at the end of each accepted Offered Rate Credit Quote (such portion, as so completed and returned being the "Offered Rate Credit Acceptance"). The Agent shall promptly notify the Banks of all Offered Rate Credit Acceptances and the contents thereof.

                 (e) If any offer to make available any Offered Rate Credit has been accepted, the Banks which made such offers shall, not later than 3:00 P.M. (prevailing Eastern time) on the Offered Rate Credit Borrowing Date, make the appropriate amount of such Offered Rate Credit available in Federal or other funds immediately available in Atlanta, Georgia, to the Agent on such date.

                 (f) By its acceptance of an Offered Rate Credit Quote of the Bank to make available an Offered Rate Banker's Acceptance, the Borrower shall be deemed to have agreed to (x) promptly furnish (and in any event not later than __:00 P.M., prevailing Eastern time, on the acceptance date of such Offered Rate Banker's Acceptance) to the Bank such documentation as the Bank shall reasonably request in connection with such Banker's Acceptance, and (y) promptly execute and deliver to the Bank such instruments, agreements and other documents as the Bank shall reasonably request in connection with such Offered Rate Banker's Acceptance, including such Drafts and other documentation as the Bank usually requires in connection with its banker's acceptances; provided, that, such documentation shall not contain any provisions which are inconsistent with the terms of this Agreement (e.g. cash collateral provisions).

                 SECTION 2.04. Notes. (a) The Syndicated Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of its Commitment.

                 (b) The Offered Rate Loans made by any Bank to the Borrower shall be evidenced by a single Offered Rate Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment.

                 (c) Upon receipt of each Bank's Notes pursuant to Section 4.01, the Agent shall deliver such Notes to such Bank. Each Bank shall record, and prior to any transfer of its Note shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Bank's Notes shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Note or the ability of such Bank to assign its Notes. Each Bank is hereby irrevocably authorized by the Borrower to endorse its Notes in accordance with the foregoing and to attach to and make a part of the Notes a continuation of any such schedule as and when required.

                 SECTION 2.05. Maturity of Loans. (a) Each Loan and Banker's Acceptance included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                 (b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, and the Face Amount of the outstanding Banker's Acceptances, shall be due and payable on the Termination Date; provided, that the Termination Date shall be automatically extended on each anniversary of the Closing Date for an additional 12 months unless, as to any Bank, such Bank, in its sole discretion, notifies the Agent at least 30 days prior to the applicable anniversary date that it will not be so extended, in which event no such extension shall become effective as to such Bank; provided, that the Termination Date shall not be extended with respect to any of the Banks unless the Required Banks are willing to extend the Termination Date and (x) the remaining Banks shall have purchased ratable assignments (without any obligation so to do) from such terminating Bank (in the form of an Assignment and Acceptance) in accordance with their respective percentage of the remaining Aggregate Commitments; provided, that, such Banks shall be provided such opportunity (which opportunity shall allow such Banks at least 15 Domestic Business Days in which to make a decision) prior to the Borrower finding another bank pursuant to the immediately succeeding clause (y); and, provided, further, that, should any of the remaining Banks elect not to purchase such an assignment, then, such other remaining Banks shall be entitled (without any obligation so to do) to purchase an assignment from any terminating Bank which includes the ratable interest that was otherwise available to such non-purchasing remaining Bank or Banks, as the case may be, (y) the Borrower shall find another bank(s), acceptable to the Agent, willing to accept an assignment from such terminating Bank(s) (in the form of an Assignment and Acceptance) in amounts equal to the Aggregate Commitments of such terminating Bank(s) or (z) the Borrower shall reduce the aggregate Commitments in an amount equal to the Commitment of any such terminating Bank.

                 SECTION 2.06. Interest Rates; Accretion of Principal of Banker's Acceptances. (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                 (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                 The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

                 The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on the Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

                 "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                 (c) Each Offered Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Offered Rate Loan is made until it becomes due, at a rate per annum equal to the applicable Offered Rate set forth in the relevant Offered Rate Credit Quote. Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity Date occurs more than 90 days after the date of the relevant Offered Rate Loan, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Offered Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                 (d) The Drawing Purchase Price of each Offered Rate Banker's Acceptance shall accrete thereon at a rate per annum equal to the relevant Offered Rate applicable thereto for the period from the date such Banker's Acceptance was created to the Stated Maturity Date thereof, for the actual number of days elapsed on the basis of a 360 day year.

                 (e) The Agent shall determine each interest rate applicable to the Loans hereunder and give prompt notice to the Borrower and the Banks by telephone or telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                 (f) After the occurrence and during the continuance of a Default, the principal amount of the Syndicated Loans, the Offered Rate Loans and the Face Amount of the Banker's Acceptances (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

                 SECTION 2.07. Fees. (a) The Borrower shall pay to the Agent, for distribution to each Bank, a commitment fee, calculated on the average daily amount of the sum of each Bank's Unused Commitments less the amount of its Offered Rate Credits, at the rate of 0.10% per annum; provided, that if at the end of any Fiscal Quarter the Cash Flow/Interest and Leases Ratio shall be less than 3.0 to 1.0 but equal to or greater than the ratio permitted by
Section 6.20, the commitment fee for the immediately succeeding Fiscal Quarter shall be 0.15%. Such commitment fees shall accrue from and including the Closing Date to but excluding the Termination Date and shall be payable in arrears on each March 31, June 30, September 30 and December 31 and on the Termination Date.

                 (b) The Borrower shall pay to the Agent, for the ratable account of each Bank, a facility fee, calculated on the aggregate amount of such Bank's Commitment (without taking into account the amount of the outstanding Loans made or Banker's Acceptances created by such Bank), at the rate of 0.10% per annum. Such facility fees shall accrue from and including the Closing Date to but excluding the Termination Date and shall be payable in arrears on each March 31, June 30, September 30 and December 31 and on the Termination Date.

                 (c) The Borrower shall pay to the Agent, for the account and sole benefit of the Agent, such fees and other amounts at such times as set forth in the Agent's Letter Agreement.

                 (d) On the Closing Date, the Borrower shall pay to the Agent, for the ratable account of each Bank, an upfront fee in an aggregate amount equal to 0.15% of the Commitments.

                 SECTION 2.08. Optional Termination or Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) shall be due and payable on the effective date of such termination.

                 SECTION 2.09. Mandatory Reduction and Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans (together with accrued interest thereon) and Banker's Acceptances then outstanding shall be due and payable on such date.

                 SECTION 2.10. Optional Prepayments. (a) The Borrower may, on any Domestic Business Day, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in an aggregate amount of at least $5,000,000 or any larger multiple of $500,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the Banks.

                 (b) Except as provided in Section 9.02, the Borrower may prepay all or any portion of the principal amount of any

Fixed Rate Loan or Banker's Acceptance prior to the maturity thereof upon 3 Domestic Business Day's prior written notice to the Agent, in an aggregate amount of at least $5,000,000 or any larger multiple of $500,000, by paying the principal amount to be prepaid, together with accrued interest thereon to the date of prepayment, together with payment of amounts required by Section 9.05, or upon other terms mutually acceptable to the Banks included in such Fixed Rate Borrowing and the Borrower. All such prepayments shall be made to the Agent and shall be applied to prepay ratably the Fixed Rate Loans or Banker's Acceptances of the several Banks included in such Fixed Rate Borrowing.

                 (c) Upon receipt by the Agent of notice of prepayment pursuant to this Section 2.10, such notice shall not thereafter be revocable by the Borrower.

                 SECTION 2.11. Mandatory Prepayments. (a) On each date on which the Commitments are reduced pursuant to Section 2.08 or Section 2.09, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon), as may be necessary so that after such payment the sum of the aggregate unpaid principal amount of the Loans, the aggregate Face Amount of all of the Banker's Acceptances and the Letter of Credit Obligations does not exceed the amount of the Commitment as then reduced.

         (b) On each date on which the sum of the Aggregate Outstanding Obligations, plus the Other Debt Outstanding, less Cash and Cash Equivalents exceeds the Borrowing Base (the "Excess"), the Borrower shall repay or prepay such principal amount of either the Other Debt Outstanding or the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 9.05(a)), by the amount of the Excess.

         (c) Each such payment or prepayment of the Loans pursuant to this
Section 2.11 shall be applied ratably to the Loans outstanding on the date of payment or prepayment in the following order of priority: (i) first, to Base Rate Loans; (ii) secondly, to Euro-Dollar Loans; and (iii) lastly, to Offered Rate Credits, and any such payment applied to a Euro-Dollar Loan or Offered Rate Credit shall be accompanied by payment of amounts required by Section 9.05, or such other amount as may be mutually acceptable to the Banks and the Borrower.

                 SECTION 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address referred to in Section

10.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks.

                 (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the immediately succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans or Offered Rate Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the immediately succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the immediately preceding Euro-Dollar Business Day.

                 (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish any Bank, at such Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Bank for, and indemnify them with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

                 Each Bank which is not organized under the laws of the United States or any state thereof agrees, as soon as practicable after receipt by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided that if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

                 In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

                 Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.12(c) shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

                 SECTION 2.13. Computation of Interest and Fees. Interest on all Loans and accretion of principal on all Banker's Acceptances shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Commitment fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                  ARTICLE III.

                           LETTER OF CREDIT FACILITY

                 SECTION 3.01 Obligation to Issue. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower herein set forth, the Agent shall issue for the account of Borrower, in order to provide credit enhancement for the Senior Notes, a Letter of Credit denominated in Dollars, in accordance with this
Article III, in the face amount equal to $62,500,000. Such Letter of Credit shall be a single draw Letter of Credit for a term of 15 months, and the expiry date thereof shall be automatically extended on each quarterly anniversary of the Closing Date for an additional 3 months unless the Required Banks, in their sole discretion, notify the Agent, who will then notify the Borrower and the Drawing Agent at least 30 days prior to the applicable anniversary date that the Banks will not participate in the Letter of Credit, if extended, in which case no such extension shall be effective, and the Drawing Agent shall be entitled to draw on the Letter of Credit prior to the then current expiry date. In no event should the expiration date of the Letter of Credit extend beyond the Termination Date.

                 SECTION 3.02 Conditions. In addition to being subject to the satisfaction of the conditions contained in Article IV, the obligation of the Agent to issue any Letter of Credit is subject to the satisfaction in full of the following conditions:

                 (a) the Borrower shall have delivered to the Agent at such times and in such manner as the Agent may prescribe, a Letter of Credit Application Agreement and such other documents and materials as may be required pursuant to the terms thereof all satisfactory in form and substance to the Agent and the terms of the proposed Letter of Credit shall be satisfactory in form and substance to the Agent;

                 (b) as of the date of issuance no order, judgment or decree of any court, arbitrator or Authority shall purport by its terms to enjoin or restrain the Agent from issuing the Letter of Credit and no law, rule or regulation applicable to the Agent and no request or directive (whether or not having the force of law) from any Authority with jurisdiction over the Agent shall prohibit or request that the Agent refrain from the issuance of letters of credit generally or the issuance of the Letter of Credit; and

                 (c) the aggregate Unused Commitments shall not be less than the amount of the requested Letter of Credit.

             SECTION 3.03 Reimbursement Obligations; Duties of the Issuing Bank.

                 (a) Reimbursement. Notwithstanding any provisions to the contrary in the Letter of Credit Application Agreement:

                          (i) the Borrower shall reimburse the Agent for drawings under the Letter of Credit issued by it no later than the earlier of (A) the time specified in the Letter of Credit Application Agreement, or (B) 1 Domestic Business Day after the payment by the Agent;

                          (ii) in the event of any circumstances which prevent the repayment of Reimbursement Obligations by a Loan pursuant to clause (iii) below, such Reimbursement Obligations shall bear interest from the date of the drawing under the Letter of Credit until the date of payment in full thereof at a rate per annum equal to (A) prior to the date that is 3 Domestic Business Days after the date of the related payment by the Agent, the Base Rate and (B) on such date and thereafter, the Default Rate; and

                          (iii) in order to implement the foregoing, upon the occurrence of a draw under the Letter of Credit, unless the Agent is otherwise reimbursed in accordance with subsection (i) above, the Borrower irrevocably authorizes the Agent and the Banks to, and the Agent shall, treat such nonpayment as a Notice of Borrowing in the amount of such Reimbursement Obligation and make Loans to the Borrower in such amount regardless of whether the conditions precedent to the making of Loans hereunder have been met. The Borrower further authorizes the Agent to, and the Agent shall, credit the proceeds of such Loan so as to immediately eliminate the liability of the Borrower for Reimbursement Obligations under the Letter of Credit. Any Loans made under this Section 3.03(a) shall be Base Rate Loans, unless the Borrower otherwise request pursuant to a Notice of Borrowing submitted in accordance with Section 2.02.

                 (b) Duties of the Agent. Any action taken or omitted to be taken by the Agent in connection with the Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Agent under any resulting liability to any Bank, or relieve that Bank of its obligations hereunder to the Agent. In determining whether to pay under the Letter of Credit, the Agent shall have no obligation relative to the Banks other than to confirm that any documents required to have been delivered under the Letter of Credit appear to comply on their face, with the requirements of the Letter of Credit.

                 SECTION 3.04 Participations.

                 (a) Purchase of Participations. Immediately upon issuance by the Agent of the Letter of Credit, each Bank shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Bank's ratable share, in the Letter of Credit (or guaranty pertaining thereto) and each Bank's Unused Commitment hereunder shall be reduced in an amount corresponding to such participation.

                 (b) Sharing of Letter of Credit Payments. In the event that the Agent makes any payment under the Letter of Credit for which the applicable Borrower shall not have repaid such amount to the Agent pursuant to Section
3.05 hereof, the Agent shall promptly notify each Bank of such failure, and each Bank shall promptly and unconditionally pay to the Agent such Bank's ratable share, based on its participation therein, of the amount of such payment in Dollars and in same day funds. If and to the extent such Bank shall not have so made its ratable share of the amount of such payment available to the Agent, such Bank agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date such payment was first due until the date such amount is paid to the Agent at the Base Rate for the first 3 days and thereafter at the Default Rate. The failure of any Bank to make available to the Agent its ratable share of any such payment shall neither relieve nor increase the obligation of any other Bank hereunder to make available to the Agent its ratable share of any payment on the date such payment is to be made.

                 (c) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Agent has received any payments from the Banks pursuant to this Section 3.04, it shall promptly pay to each Bank which has funded its participating interest therein, in Dollars and in the kind of funds so received, an amount equal to such Bank's ratable share thereof. Each such payment shall be made by the Agent on the Domestic Business Day on which the funds are paid to such Person, if received prior to 10:00 am. (Atlanta, Georgia time) on such Domestic Business Day, and otherwise on the next succeeding Domestic Business Day.

                 (d) Documentation. The Agent shall furnish to such Bank copies of the Letter of Credit Application Agreement and other documentation relating to the Letter of Credit issued pursuant to this Agreement.

                 (e) Obligations Irrevocable. The obligations of the Banks to make payments to the Agent with respect to the Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances (assuming that the Agent has issued the Letter of Credit in accordance herewith) including, without limitation, any of the following circumstances:

                          (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                          (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against the Drawing Agent or any holder of Senior Notes or any transferee of any Letter of Credit or Senior Notes (or any Person for whom any such transferee may be acting), the Agent, any Bank or any other Person, whether in connection with this Agreement, the Letter of Credit, the transactions contemplated herein or any unrelated transactions;

                          (iii) any draft, certificate or any other document presented under the Letter of Credit or the Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except as resulting from the gross negligence or willful misconduct of the Agent;

                          (iv)    the surrender or impairment of any security

         for the performance or observance of any of the terms of any of the Loan Documents;

                          (v) payment by the Agent under the Letter of Credit against presentation of any draft or certificate that does not comply with the terms of the Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Agent; or

                          (vi) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the Agent.

                 SECTION 3.05 Payment of Reimbursement Obligations.

                 (a) Payments to Issuing Bank. The Borrower agrees to pay to the Agent the amount of all Reimbursement Obligations, interest and other amounts payable to the Agent under or in connection with the Letter of Credit issued for such Borrower's account immediately when due, provided that the Agent has acted in good faith and with reasonable care, irrespective of:

                          (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                          (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against the Drawing Agent or any holder of Senior Notes or any transferee of any Letter of Credit or Senior Notes (or any Person for whom any such transferee may be acting), the Agent, any Bank or any other Person, whether in connection with this Agreement, the Letter of Credit, the transactions contemplated herein or any unrelated transactions;

                          (iii) any draft, certificate or any other document presented under the Letter of Credit or the Letter of Credit itself proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except as resulting from the gross negligence or willful misconduct of the Agent;

                          (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                          (v) payment by the Agent under the Letter of Credit against presentation of any draft or certificate that does not comply with the terms of the Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Agent; or

                          (vi) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the Agent.

                 (b) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Agent with respect to the Letter of Credit and distributed by the Agent to the Banks on account of their participations is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, each Bank that received such distribution shall, upon demand by such Agent, contribute such Bank's ratable share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

                 SECTION 3.06 Compensation for Letter of Credit and Agent Reporting Requirements.

                 (a) Letter of Credit Fees; Fronting Fees. The Borrower shall pay to the Agent with respect to the Letter of Credit issued hereunder
(i) a quarterly letter of credit fee ("Letter of Credit Fee") equal to 0.80% per annum of the face amount of the Letter of Credit; provided, that if at the end of any Fiscal Quarter the Cash Flow/Interest and Leases Ratio shall be less than 3.0 to 1.0 but equal to or greater than the ratio permitted by Section 6.20, the Letter of Credit Fee for the immediately succeeding Fiscal Quarter shall be 0.90%, and (ii) a quarterly fronting fee equal to 0.125% per annum of the face amount of the Letter of Credit (the "Fronting Fee"), in each case payable on the Domestic Business Day on which the Letter of Credit is issued and quarterly in advance. Letter of Credit Fees and Fronting Fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). The Agent shall promptly remit such Letter of Credit Fees, when paid, to the Banks in accordance with their ratable shares thereof. The Fronting Fees shall be solely for the account of the Agent.

                 (b) Agent Charges. The Borrower shall pay to the Agent, solely for its own account, the standard charges assessed by the Agent in connection with the issuance, administration, amendment and payment or cancellation of the Letter of Credit issued hereunder, which charges shall be those typically charged by the Agent to its customers generally having credit and other characteristics similar to the Borrower, as determined in good faith by the Agent.

                 SECTION 3.07 Indemnification; Exoneration.

                 (a) Indemnification. In addition to amounts payable as elsewhere provided in this Article III, the Borrower shall protect, indemnify, pay and save the Agent and each Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Agent, or any Bank may incur or be subject to as a consequence of the issuance of the Letter of Credit for the Borrower's account other than as a result of its gross negligence or willful misconduct, or, as to the Agent, unless it has not has acted in good faith and with reasonable care, in each case as determined by a court of competent jurisdiction, and subject to the provisions of Section 3.07(c).

                 (b) Assumption of Risk by Borrower. Subject to the provisions of Section 3.07(c), as between the Borrower, the Agent (provided that it has acted in good faith and with reasonable care) and the Banks, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letter of Credit issued for such Borrower's account by, the Drawing Agent or any holder of Senior Notes. In furtherance and not in limitation of the foregoing, the Agent and the Banks shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) failure of the Drawing Agent to comply duly with conditions required in order to draw upon the Letter of Credit, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, for errors in interpretation of technical terms, (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Letter of Credit or of the proceeds thereof, (vii) the misapplication by the Drawing Agent of the proceeds of any drawing under the Letter of Credit; and (viii) any consequences arising from causes beyond the control of the Agent and the Banks.

                 (c) Exoneration. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Agent under or in connection with the Letter of Credit or any related certificates if taken or omitted in good faith and with reasonable care, shall not put the Agent or any Bank under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder.

                 SECTION 3.08 Credit Yield Protection; Capital Adequacy. If the adoption after the date hereof of any applicable law, statute, rule, regulation, ordinance, writ, injunction, decree, order, judgment, guideline or decision of any Authority ("Governmental Rule"), any change after the date hereof in any interpretation or administration of any applicable Governmental Rule by any Person charged with its interpretation or administration or compliance by the Agent or any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any such Person:

                 (a) shall subject the Agent or any Bank (or its Lending Office) to any tax (other than overall net income, gross income, excise, franchise or similar taxation), duty or other charge with respect to any amount drawn on the Letter of Credit or its obligation to make any payment under the Letter of Credit, or to maintain the Letter of Credit, or shall change the basis of taxation (other than overall net income, gross income, excise, franchise or similar taxation) of payments to the Agent or any Bank (or its Lending Office) of any amounts due under this Agreement or any amount drawn on the Letter of Credit; or

                 (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System or any Person regulating banking activities or banking companies), special deposit or similar requirements against assets of, deposits with or for the account of, credit extended by, letters of credit issued or maintained by, or collateral subject to a lien in favor of the Agent or any Bank (or its Lending Office), or shall impose on the Agent or any Bank (or its Lending Office) any other condition affecting any amount drawn on the Letter of Credit, or its obligation to make any payment under the Letters of Credit, as the case may be, or to maintain the Letter of Credit; then the remaining provisions of this Section 3.08 shall apply. If the result of any of the foregoing (without regard to whether the Agent or any Bank shall have sold participations in its respective obligations under this Agreement) is to increase the cost to or to impose a cost on the Agent or any Bank (or its Lending Office) of making or maintaining any amounts payable hereunder, of maintaining the Letter of Credit, or to reduce the amount of any sum received or receivable by the Agent or any Bank (or its Lending Office) under the Letter of Credit, then:

                          (i) the Agent or such Bank shall promptly deliver to the Borrower a certificate stating the change which has occurred or the reserve requirements or other conditions which have been imposed on the Agent or such Bank (or its Lending Office) or the request, direction or requirement with which it has complied, together with the effective date thereof; and

                          (ii) the Borrower shall pay to the Agent or such Bank
                 within 15 days of written request (which request shall state the amount of increased cost, reduction or payment and the way in which such amount has been calculated), such amount or amounts as will compensate the Agent or such Bank for the additional cost, reduction of return or payment incurred by the Agent or such other Bank and, at the option of the Borrower at any time while the Agent or such Bank is requesting such additional amount or amounts, upon the giving of notice to the Bank and payment to such Bank of all amounts owing to such Bank hereunder, the Borrower may require such Bank to enter into an Assignment and Acceptance Agreement pursuant to which such Bank shall transfer all of its rights and interests hereunder and under the other Loan Documents to a third party selected by the Borrower and consented to by the Agent. If such written request is given within 30 days after the event which results in such increased cost, reduction of return or reduction of payments, such amounts will be calculated from the date of such event; otherwise, such amounts will be calculated as of the date on which the Agent or such Bank makes the aforesaid written request. The written request of the Agent or such Bank as to the additional amounts payable pursuant to this paragraph delivered to the Borrower shall be conclusive evidence of the amount thereof in the absence of manifest error.

                 (c) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank pursuant to a certificate described in paragraph
         (d) below, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

                 (d) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder and including a reasonable summary of the methods used in making the calculation, shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                 (e) The provisions of this Section 3.08 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

                 SECTION 3.09. Disqualification of a Bank. In the event that any Bank other than Wachovia (a "Disqualified Bank") shall at the end of any quarter, not qualify as a "well-capitalized" bank under the regulations or policies of the Comptroller of the Currency, or the sum of its non-performing assets and its "Other Real Estate Owned" shall be equal to more than 50% of its tangible equity, the Agent, in its sole discretion, may require the Borrower to deposit with the Agent cash collateral for the Letter of Credit in an amount equal to the Disqualified Bank's risk participation in the Letter of Credit. After making such deposit, the Borrower may give notice to the Disqualified Bank (with copies to the Agent) that it wishes to seek one or more assignees (which may be one or more of the Banks) to assume the Commitment of the Disqualified Bank and its obligations with respect to its risk participation in the Letter of Credit and to purchase its outstanding Loans, Notes and any Banker's Acceptances. Each Bank agrees that, if it becomes a Disqualified Bank, it will sell its Commitment, Loans, Notes, its participation interest in any Letter of Credit, any Banker's Acceptances and interest in this Agreement in accordance with Section 10.08(c) to any such assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Loans and Notes, and the Face Amount of any Banker's Acceptances, less the principal amount of each such Banker's Acceptance which has not yet accreted, plus all other fees and amounts (including, without limitation, any compensation due to the Disqualified Bank under Section 2.12(c) or Article IX) due to the Disqualified Bank hereunder calculated, in each case, to the date such Loans, Notes, Banker's Acceptances and interest are purchased. Upon such sale or prepayment, the Disqualified Bank shall have no further commitment or other obligation to the Borrower hereunder or under any Note or Banker's Acceptance, and the cash collateral deposited with the Agent by the Borrower pursuant to this Section 3.09 shall be returned to the Borrower. As used hereinabove, "well-capitalized" and "tangible equity" shall have the meanings provided therefor in 12 CFR Section 6, as amended from time to time.

                                   ARTICLE IV

                            CONDITIONS TO BORROWINGS

                 SECTION 4.01. Conditions to First Borrowing and Issuance of the Letter of Credit. The obligation of each Bank to make a Loan or create a Banker's Acceptance and of the Agent to issue the Letter of Credit on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Agent of the following (as to the documents described in paragraphs (a), (c), (d) and (e) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Agent):


                 (a) from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission of such executed counterpart, with the original to be sent to the Agent by overnight courier);

                 (b) a duly executed Syndicated Loan Note and a duly executed Offered Rate Loan Note for the account of each Bank complying with the provisions of Section 2.04;

                 (c) an opinion letter (together with any opinions of local counsel relied on therein) of Miller, Simpson & Tatum, special counsel for the Borrower, dated as of the Closing Date, substantially in the form of Exhibit B and covering such additional matters relating to the transactions contemplated hereby as the Bank may reasonably request;

                 (d) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

                 (e) a certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower contained in Article V are true on and as of the date of the first Borrowing hereunder;

                 (f) all documents which the Agent or any Bank may reasonably request relating to the existence of the

         Borrower, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent, including, without limitation, a certificate of incumbency of the Borrower, signed by the Secretary or an Assistant Secretary of the Borrower, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Borrower's Certificate of Incorporation, (ii) the Borrower's Bylaws, (iii) a certificate of the Secretary of State of the State of Delaware as to the good standing of the Borrower as a Delaware corporation, and (iv) the action taken by the Board of Directors of the Borrower authorizing the Borrower's execution, delivery and performance of this Agreement, the Note and the other Loan Documents to which the Borrower is a party;

                 (g) a Notice of Borrowing or Offered Rate Credit Acceptance(s), as applicable, together with, if such Borrowing is a Banker's Acceptance Borrowing, the instruments, agreements and other documents required by Section 2.03(f);

                 (h) receipt of the Letter of Credit Application;

                 (i) receipt of amendments to the Senior Note Agreement (1) providing for modification to the "Events of Default" thereunder so as to limit such events to either non-payment when due of the principal of or interest under the Senior Notes or the non-renewal of the Letter of Credit (and in either such event, the holders of the Senior Notes shall be entitled to draw on the Letter of Credit prior to the then current expiry date thereof), (2) granting to the Banks (at the option of the Majority Banks) the right, upon a material Event of Default under this Agreement, to direct the Senior Noteholders by written notice to (i) request a draw for the full amount of the principal of and accrued and unpaid interest under the Senior Notes, without regard for the payment of any premium or Make-Whole Amount (as defined in the Senior Note Agreement), and return of the Letter of Credit to the Agent for cancellation upon such payment, or (ii) return the Letter of Credit to the Agent for cancellation (collectively, such grant being the "Put Provisions"), (3) containing the agreement of the holders of the Senior Notes that there shall be no amendment to the "Events of Default", as so modified, or to Put Provisions, without the prior written consent of all of the Banks, and stating that the Banks shall have the right to rely on such agreement and the Put Provisions as third party beneficiaries;

                 (j) termination of the Master Credit Agreement adopted by the Borrower and certain of the Banks, as "Bilateral Lenders", by independent letter agreements, each dated August 24, 1995, and payment of all loans, interest, fees and other amounts thereunder;

                 (k)  receipt of the initial Borrowing Base Certificate; and

                 (l) receipt of the fees payable on the Closing Date pursuant to Section 2.07 and the Agent's Letter Agreement.

                 SECTION 4.02. Conditions to All Borrowings. The obligation of each Bank to make a Loan or create a Banker's Acceptance on the occasion of each Borrowing is subject to the satisfaction of the following conditions, except as expressly provided in the last sentence of this Section 4.02:

                 (a) receipt by the Agent of a Notice of Borrowing or Offered Rate Credit Acceptance(s), as applicable, together with, if such Borrowing is a Banker's Acceptance Borrowing, the instruments, agreements and other documents required by Section 2.03(f).

                 (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

                 (c) the fact that the representations and warranties of the Borrower contained in Article V of this Agreement shall be true on and as of the date of such Borrowing;

                 (d) the fact that, immediately after such Borrowing, the Aggregate Outstanding Obligations shall not exceed the amount of the aggregate Commitments at such time; and

                 (e) the fact that, immediately after such Borrowing, the Aggregate Outstanding Obligations plus Other Debt Outstanding, less Cash and Cash Equivalents, shall not exceed the Borrowing Base at such time.

Each Borrowing shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section; provided that if such Borrowing which is a Syndicated Borrowing consists solely of a Refunding Loan, such Borrowing shall not be deemed to be such a representation and warranty to the effect set forth in Section 5.04(b) as to any event, act or condition having a Material Adverse Effect which has theretofore been disclosed in writing by the Borrower to the Banks.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                 The Borrower represents and warrants that:

                 SECTION 5.01. Corporate Existence and Power. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals, and all permits, trademarks, patents and other rights required to carry on its business as now conducted.

                 SECTION 5.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                 SECTION 5.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

                 SECTION 5.04. Financial Information. (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the Fiscal Year ending closest to September

30, 1995 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Price Waterhouse, LLP, copies of which have been delivered to the Bank, and the unaudited consolidated financial statements of the Borrower for the Fiscal Quarter ending closest to December 31, 1995, copies of which have been delivered to the Bank, fairly present, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

                 (b) Since the end of the Fiscal Year ending closest to September 30, 1995, there has been no event, act, condition or occurrence having a Material Adverse Effect.

                 SECTION 5.05. No Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which could have a Material Adverse Effect or which in any manner draws into question the validity of or could impair the ability of the Borrower to perform its obligations under, this Agreement, the Note or any of the other Loan Documents. All litigation threatened, against or affecting the Borrower is set forth on
Schedule 5.05.

                 SECTION 5.06. Compliance with ERISA. (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

                 (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

                 SECTION 5.07. Compliance with Laws; Payment of Taxes. The Borrower and its Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. United States income tax returns of the Borrower and its Subsidiaries have been examined and closed through December 31, 1991.

                 SECTION 5.08. Subsidiaries. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 5.08, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

                 SECTION 5.09. Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 SECTION 5.10. Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                 SECTION 5.11. Ownership of Property; Liens. Each of the Borrower and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 5.18.

                 SECTION 5.12. No Default. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                 SECTION 5.13. Full Disclosure. All information heretofore furnished by the Borrower to the Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts which could have or cause a Material Adverse Effect.

                 SECTION 5.14. Environmental Matters. (a) Neither the Borrower nor any Subsidiary is subject to any Environmental Liability which could have or cause a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. Section 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

                 (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility that could have or cause a Material Adverse Effect, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

                 (c) The Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses.

                 SECTION 5.15. Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries is owned by the Borrower free and clear of any Lien or adverse claim.

                 SECTION 5.16. Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan or

Banker's Acceptance will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation X.

                 SECTION 5.17. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans and the creating of Banker's Acceptances under this Agreement: (i) the Borrower will not (x) be "insolvent," within the meaning of such term as used in O.C.G.A. Section 18-2-22 or as defined in Section 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA; and
(ii) the obligations of the Borrower under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For purposes of this Section 5.17, "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable state law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

                 SECTION 5.18. Insurance. The Borrower and each of its Subsidiaries has (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.


                                   ARTICLE VI

                                   COVENANTS

                 The Borrower agrees that, so long as the Bank has any Commitment hereunder or any amount payable hereunder or under the Note remains unpaid:

                 SECTION 6.01. Information. The Borrower will deliver to each of the Banks beginning with the Fiscal Year ending closest to September 30, 1995:

                 (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Price Waterhouse, LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Banks;

                 (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer, the treasurer or the chief accounting officer of the Borrower;

                 (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 6.16 through 6.24, inclusive on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                 (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that, in the course of their examination in connection with such annual financial statements (without performing any special procedures in order to give such statement) nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

                 (e) within 5 Domestic Business Days after the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer, the treasurer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                 (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                 (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

                 (h) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

                 (i) on or before the 15th Domestic Business Day of each calendar month, a Borrowing Base Certificate, containing the calculations of the Borrowing Base, the Aggregate Outstanding Obligations, the Other Debt Outstanding and Cash and Cash Equivalents as of the last day of the calendar month just ended; provided, that if in any calendar month the Borrower acquires a significant amount of Inventory in a bulk purchase to take advantage of a market opportunity, and no Excess existed immediately prior to such acquisition but such acquisition otherwise would cause an Excess to exist, the Borrower may submit to the Agent an amendment to the last Borrowing Base submitted, adding thereto such acquired Inventory, and such Borrowing Base as so amended shall constitute the most recent Borrowing Base for purposes of determining the existence of an Excess under Section 2.11(b); and

                 (j) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

                 SECTION 6.02. Inspection of Property, Books and Records. The Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

                 SECTION 6.03. Maintenance of Existence. The Borrower shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.

                 SECTION 6.04. Dissolution. Neither the Borrower nor any of its Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, except through corporate reorganization to the extent permitted by
Section 6.05.

                 SECTION 6.05. Consolidations, Mergers and Sales of Assets.
The Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) Subsidiaries of the Borrower may merge with one another, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit
1) the sale of Westway Stock, or 2) a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred (excluding Westway Stock), and all other assets utilized in all other business lines or segments discontinued, since August 24, 1995, constituted more than 10% of Consolidated Total Assets at the end of the Fiscal Quarter just ended.

                 SECTION 6.06. Use of Proceeds. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Section 6.17 would not be violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

                 SECTION 6.07. Compliance with Laws; Payment of Taxes. The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against which, if requested by the Agent, the Borrower will set up reserves in accordance with GAAP.

                 SECTION 6.08. Insurance. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name), with financially sound and reputable insurance companies, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

                 SECTION 6.09. Change in Fiscal Year. The Borrower will not change its Fiscal Year without the consent of the Required Banks.

                 SECTION 6.10. Maintenance of Property. The Borrower shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

                 SECTION 6.11. Environmental Notices. The Borrower shall furnish to the Banks and the Agent prompt written notice of all material Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, and all facts, events, or conditions that could lead to any of the foregoing.

                 SECTION 6.12. Environmental Matters. The Borrower and its Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

                 SECTION 6.13. Environmental Release. The Borrower agrees that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

                 SECTION 6.14. Transactions with Affiliates. Neither the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or a Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are fully disclosed in writing to the Agent and the Banks, and are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

                 SECTION 6.15. Subsidiary Debt. Attached as Schedule 6.15 is a list of all Debt of the Borrower and its Subsidiaries in existence on the Closing Date. The Borrower shall not permit any Subsidiary to incur or permit to exist any Debt not in existence on the Closing Date, and extensions or renewals thereof, other than (i) Debt of the types described in clause (vii) of the definition of Debt which is incurred in the ordinary course of business in connection with the sale or purchase of goods or to assure performance of an obligation to a utility or a governmental entity or a worker's compensation obligation; (ii) Debt permitted by clause (iii) of
Section 6.16, and (iii) Debt secured by Liens permitted by Section 6.18.

                 SECTION 6.16. Loans or Advances. Neither the Borrower nor any of its Subsidiaries shall make loans or advances to any Person except as permitted by Section 6.17 and except: (i) loans or advances to employees, in each case made in the ordinary course of business and consistent with practices existing at the end of the Fiscal Quarter ending closest to December 31, 1995;
(ii) deposits required by government agencies or public utilities; and (iii) loans or advances to Subsidiaries; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, the Borrower will be in full compliance with all the provisions of this Agreement.

                 SECTION 6.17. Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by
Section 6.16 and except in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc., (v) Related Investments in an amount not exceeding the sum of 30% of Capitalization, minus the amount of Unrelated Investments at the time outstanding, and/or (vi) Unrelated Investments in an amount not exceeding the lesser of (A) $20,000,000 and (B) the sum of 30% of Capitalization, minus the amount of Related Investments at the time outstanding provided however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

                 In valuing any Investments for the purpose of applying the limitations set forth in this Section, such Investments shall be taken at the original cost thereof, without allowance for any





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

subsequent write-offs or appreciation or depreciation therein, but less any amount repaid or recovered on account of capital or principal.

                 SECTION 6.18. Negative Pledge. Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

                 (a) Liens existing on the date of this Agreement and specified on Schedule 6.18(a), including any renewals, extensions or refundings (but not increases) of the Debt incurred in connection therewith to the extent of the principal amount thereof outstanding on August 24, 1995;

                 (b) any Lien existing on any specific fixed asset of any corporation at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

                 (c) any Lien on any specific fixed asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

                 (d) any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Consolidated Subsidiary and not created in contemplation of such event;

                 (e) any Lien existing on any specific fixed asset prior to the acquisition thereof by the Borrower or a Consolidated Subsidiary and not created in contemplation of such acquisition;

                 (f) Liens securing Debt owing by any Subsidiary to the Borrower;

                 (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

                 (h) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                 (i)      any Lien on Margin Stock; and

                 (j) Liens on inventories of the Borrower consisting of sugar processed from sugar beets and sugarcane securing current liabilities of the Borrower or any Subsidiary to the United States Commodity Credit Corporation, provided that the amount of the current liabilities so secured by a Lien in favor of the United states Commodity Credit Corporation shall be less than the fair market value of the related seasonal sugar inventories of the Borrower.

                 SECTION 6.19. Ratio of Long-Term Debt to Capitalization. The ratio of Long-Term Debt to Capitalization will not at any time exceed 0.45 to 1.00.

                 SECTION 6.20. Cash Flow to Interest and Leases Ratio. The Cash Flow/Interest and Leases Ratio shall be equal to or greater than: (i) 2.40 to 1.0 as of the end of the Fiscal Quarter ended closest to March 31, 1996;
(ii) 2.50 to 1.0 as of the end of each of the Fiscal Quarters ending closest to June 30, 1996 and September 30, 1996; and (iii) 3.0 to 1.0 as of the end of each Fiscal Quarter thereafter; provided, that the Borrower shall be deemed to be in compliance with this covenant if, at the end of no more than 2 out of any 6 consecutive Fiscal Quarters, starting with the end of the Fiscal Quarter ending closest to December 31, 1996, such ratio for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters is less than 3.0 to 1.0 but is equal to or greater than 2.5 to 1.0.

                 SECTION 6.21. Ratio of Consolidated Current Assets to Consolidated Current Liabilities. The ratio of Consolidated Current Assets to Consolidated Current Liabilities will not at any time be less than 1.15 to 1.00.

                 SECTION 6.22. Minimum Stockholders' Equity. Stockholder' Equity will at no time be less than $150,000,000 plus the sum of (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after July 2, 1995 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after July 2, 1995, calculated quarterly at the end of each Fiscal Quarter, and (iii) 100% of the amount of any equity resulting from conversion of Debt to equity at any time after July 2, 1995.

                 SECTION 6.23. Ratio of Long-Term Debt to Consolidated Adjusted Cash Flow. At the end of each Fiscal Quarter, the ratio of Long-Term Debt to Consolidated Adjusted Cash Flow for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall not have been greater than 4.0 to 1.00.

                 SECTION 6.24. Intangibles. The Borrower shall not, without the prior consent of the Bank, acquire or cause to exist,





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

at any time, intangible assets (as determined in accordance with GAAP), net of amortization, in an aggregate amount greater than 25% of Stockholders' Equity for the Fiscal Quarter just ended.

                                  ARTICLE VII

                                    DEFAULTS

                 SECTION 7.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                 (a) the Borrower shall fail to pay when due any principal of any Loan or Banker's Acceptance or any Reimbursement Obligations with respect to the Letter of Credit or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

                 (b) the Borrower shall fail to observe or perform any covenant contained in Sections 6.01(e), 6.02(ii), 6.03 through 6.06, inclusive, Sections 6.15 or 6.16, or Sections 6.18 through 6.24, inclusive; or

                 (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Bank or (ii) the date the Borrower is required to notify the Bank of any such failure pursuant to Section 6.01(e); or

                 (d) any representation, warranty, certification or statement made by the Borrower in Article V of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

                 (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt outstanding (other than the Note) when due or within any applicable grace period; or

                 (f) any event or condition shall occur which results in the acceleration of the maturity of Debt (or any obligation under any interest rate protection agreement), outstanding of the Borrower or any Subsidiary (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment or interest





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

         rate protection agreement or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary); or

                 (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                 (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                 (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

                 (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against the Borrower or any Subsidiary and such





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

         judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

                 (k) a federal tax lien shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

                 (l) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B)

then, and in every such event, (i) the Agent shall, if requested by the Required Banks, by notice to the Borrower, terminate the Commitments and they shall thereupon terminate, (ii) any Bank may refuse to make available any Borrowing which has been requested but not yet funded, and (iii) the Agent shall, if requested by the Required Banks, by notice to the Borrower, declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with (x) in the case of Loans, interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default and (y) in the case of Banker's Acceptances, a 2.0% per annum fee on the Face Amount of all Banker's Acceptances, from and after the date of any such Event of Default until such date as such Banker's Acceptances are collateralized in full pursuant to the immediately succeeding paragraph, which interest and fees shall be payable to the Agent for the account of the Banks which made such Loans or issued such Banker's Acceptances; provided that if any Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Agent, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) and the Banker's Acceptances shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with (x) in the case of Loans, interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default and (y) in the case of Banker's Acceptances, a 2.0% per annum fee on the Face Amount of all Banker's Acceptances, from and after the date of any such Event of Default until such date as such Banker's Acceptances are collateralized in full pursuant to the immediately succeeding paragraph, which interest and fees shall be payable to the Agent for the account of the Banks which made such Loans or issued such Banker's Acceptances. Notwithstanding the foregoing, the Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

                 In addition to the provisions contained in the immediately preceding paragraph, the Borrower agrees that upon the occurrence of an Event of Default and the acceleration of the maturity of the Notes pursuant to clause
(iii) above, the Borrower will establish a deposit account (the "Collateral Account") to be maintained by the Agent, and the Borrower will promptly pay to the Agent for deposit in the Collateral Account, in immediately available funds, an amount equal to the sum of the aggregate of the then outstanding Face Amounts of Banker's Acceptances and the Letter of Credit Obligations. As security for the payment of the Notes, the Banker's Acceptances, the Letter of Credit Obligations and the Borrower's other obligations set forth in any of the other Loan Documents, the Borrower shall grant, convey, assign and pledge and create in the Agent's favor a Lien on all monies, instruments and securities at any time held in or acquired in connection with the Collateral Account, together with all proceeds thereof. The Collateral Account shall be at all times under the sole dominion and control of the Agent. The Agent shall (i) apply any funds in the Collateral Account on account of Banker's Acceptances and Letter of Credit Obligations when the same become due and payable if and to the extent that the Borrower shall fail directly to pay such Banker's Acceptances or the Letter of Credit and (ii) after the Termination Date and the date on which all Banker's Acceptances and the Letter of Credit shall have expired and all of the Borrower's obligations to the Bank in respect thereof shall have been paid in full, apply any proceeds remaining in the Collateral Account first to pay the Notes and the Borrower's other obligations set forth in any of the Loan Documents (in such order as the Agent, at the direction of the Required Banks, shall, in its sole discretion, determine) and then to refund any remaining amount to the Borrower. The Agent shall invest the funds held in the Collateral Account in one or more certificates of deposit issued by the Agent with maturities not to exceed 30 days, unless the aggregate amount of such funds which are not then otherwise invested is less than the smallest certificate of deposit offered by the Agent, in which case the Agent shall have no obligation to invest such funds. The Borrower recognizes that any losses or taxes with respect to such investments shall be borne solely by the Borrower, and the Borrower agrees to hold the Agent harmless from any such losses or taxes. The Agent may liquidate any investment held in the Collateral Account in order to apply the





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

proceeds of such investment on account of the Notes, the Banker's Acceptances, the Letter of Credit Obligations and the Borrower's other obligations set forth in any of the Loan Documents without regard to whether such investment has matured and without liability for any penalty or other fee incurred (with respect to which the Borrower hereby agrees to reimburse the Agent) as a result of such application. Upon the establishment of the Collateral Account, the Borrower shall pay to the Agent the fees customarily charged by it with respect to the maintenance of accounts similar to the Collateral Account.


                                  ARTICLE VIII

                                   THE AGENT

                 SECTION 8.01. Appointment; Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VIII are solely for the benefit of the Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the

Borrower. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

                 SECTION 8.02. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

                 SECTION 8.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

                 SECTION 8.04. Rights of Agent and its Affiliates as a Bank. With respect to the Loans made by the Agent and any Affiliate of the Agent, Wachovia in its capacity as a Bank hereunder and any Affiliate of the Agent or such Affiliate in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though Wachovia were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any Affiliate of the Agent in its individual capacity. The Agent and any Affiliate of the Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of the Borrower's Affiliates) as if Wachovia were not acting as the Agent, and the Agent and any Affiliate of the Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

                 SECTION 8.05. Indemnification. Each Bank severally agrees to indemnify the Agent, to the extent the Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the reasonable opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

                 SECTION 8.06 Consequential Damages. THE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                 SECTION 8.07. Payee of Note Treated as Owner. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

                 SECTION 8.08. Nonreliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

                 SECTION 8.09. Failure to Act. Except for action expressly required of the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 8.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

                 SECTION 8.10. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.





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


                                   ARTICLE IX

                     CHANGE IN CIRCUMSTANCES; COMPENSATION

                 SECTION 9.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

                 (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

                 (b) the Required Banks advise the Agent that the London Interbank Offered Rate, as determined by the Agent, will not adequately and fairly reflect the cost to such Banks of funding the relevant type of Fixed Rate Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make the type of Fixed Rate Loans specified in such notice shall be suspended. Unless the Borrower notifies the Agent at least 2 Domestic Business Days before the date of any Borrowing of such type of Fixed Rate Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

                 SECTION 9.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar





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

Loan of such Bank, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

                 SECTION 9.03. Increased Cost and Reduced Return. (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                 (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                 (ii) shall impose on any Bank (or its Lending Office) or the London interbank market any other condition affecting its Fixed Rate Borrowings, its Notes or its obligation to make available Fixed Rate Borrowings;

and the result of any of the foregoing is to increase the cost to any Bank (or its Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Note or Banker's Acceptances with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                 (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by such Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.





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


                 (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                 (d) The provisions of this Section 9.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

                 SECTION 9.04. Base Rate Loans or Other Fixed Rate Loans Substituted for Affected Fixed Rate Loans. If (i) the obligation of any Bank to make or maintain any type of Fixed Rate Loans has been suspended pursuant to
Section 9.02 or (ii) any Bank has demanded compensation under Section 9.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                 (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans, and

                 (b) after each of the Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.

                 SECTION 9.05. Compensation. Upon the request of any Bank, delivered to the Borrower and the Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

                 (a) any payment or prepayment (pursuant to Section 2.10, 2.11, 7.01, 9.02 or otherwise) of a Fixed Rate Borrowing on a date other than the last day of an Interest Period for such Borrowing; or

                 (b) any failure by the Borrower to prepay a Fixed Rate Borrowing on the date for such prepayment specified in the relevant notice of prepayment hereunder ; or

                 (c) any failure by the Borrower to borrow a Fixed Rate Loan on the date for the Fixed Rate Borrowing of which such Fixed Rate Loan is a part specified in the applicable Notice of Borrowing delivered pursuant to
Section 2.02 or Offered Rate Credit Acceptance(s) pursuant to Section 2.03(d);

such compensation to include (except where a different amount has been agreed to pursuant to Section 2.10(b)), without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued (or amount of principal which would have accreted on a Banker's Acceptance) on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Fixed Rate Borrowing (or, in the case of a failure to prepay or borrow, the Interest Period for such Fixed Rate Borrowing which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Fixed Rate Borrowing (or amount of principal which would have accreted on a Banker's Acceptance) provided for herein over (y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on (i) deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market (if such Fixed Rate Borrowing is a Euro-Dollar Loan or an Offered Rate Loan based on such deposits).

                                   ARTICLE X

                                 MISCELLANEOUS

                 SECTION 10.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under
Article II shall not be effective until received.

                 SECTION 10.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under the Notes or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and





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remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                 SECTION 10.03. Expenses; Documentary Taxes. The Borrower shall pay (i) all out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Banks and the Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or under any other Loan Documents or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all out-of-pocket expenses incurred by the Agent and the Banks, including fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

                 SECTION 10.04. Indemnification. The Borrower shall indemnify the Agent, the Banks and each Affiliate thereof and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Person to be indemnified.

                 SECTION 10.05. Setoff; Sharing of Setoffs. (a) The Borrower hereby grants to the Agent and each Bank a lien for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or any such Bank or otherwise in the possession or control of the Agent or any such Bank for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Agent or any such Bank, whether now existing or hereafter established hereby authorizing





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

the Agent and each Bank at any time or times with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Banks and/or the Agent then past due and in such amounts as it may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or any such Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note or Banker's Acceptance, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

                 (b) Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note and Banker's Acceptances held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Notes and Banker's Acceptances held by such other Banks, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes and Banker's Acceptances held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes and Banker's Acceptances held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes and Banker's Acceptances, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note or Banker's Acceptance, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to





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

such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

                 SECTION 10.06. Amendments and Waivers. (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that, (1) no such amendment or waiver shall, unless signed by the Super-Majority Banks, amend, waive or change any of Sections 6.19 through 6.23, inclusive, and (2) no such amendment or waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees (other than fees payable to the Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, (viii) release any Guarantee given to support payment of the Loans, or
(ix) change the provisions of this Section 10.06 or the definitions of Majority Banks, Required Banks or Super-Majority Banks.

                 (b) The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrower and shall be afforded an opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

                 SECTION 10.07. No Margin Stock Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

                 SECTION 10.08. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

                 (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, the Notes held by such Bank, the Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by any Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of the Notes for all purposes under this Agreement, and the Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall such Bank, in selling a participation, be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans and the Banker's Acceptances, or (vi) the release of any Guarantee given to support payment of the Loans and the Banker's Acceptances. The Borrower agrees that each Participant shall be entitled to the benefits of Article IX with respect to its participation in Loans and Banker's Acceptances outstanding from time to time.

                 (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or in the case of its Loans, Banker's Acceptances and Commitments, a proportionate part of all its Loans, Banker's Acceptances and Commitments, of its rights and obligations under this Agreement, the Notes, the Banker's Acceptances and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Agent, and, subject to clause (iii) below, by the Borrower; provided that (i) no interest may be sold by any Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the Commitment, (ii) if such Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $10,000,000, (iii) except during the continuance of a Default, no interest may be sold by such Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank (or an Affiliate of a Bank) without the consent of the Borrower and the Agent, which consent by the Borrower shall be deemed to have been given unless the Borrower provides the Agent and the transferor Bank written notice of its refusal to consent to the assignment within 5 Domestic Business Days from the date the request was made. Upon (A) execution of the Assignment and Acceptance by such Bank, such Assignee, the Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower, (C) payment by such Assignee to the transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $2,500 to the Agent, such Assignee shall for all purposes become a Bank, and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto, with a Commitment as set forth in such instrument of assumption and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued and, if applicable, new Banker's Acceptances are issued, to such transferor Bank hereunder and new Notes are issued and, if applicable, new Banker's Acceptances are issued, to such Assignee under such separate credit agreement.

                 (d) Subject to the provisions of Section 10.09, the Borrower authorizes each Bank to disclose to any Participant, Assignee or other transferee (each a "Transferee") and any prospective Transferee any and all financial information in the Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

                 (e) No Participant shall be entitled to receive any greater payment under Section 9.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of
Section 9.02 or 9.03 requiring such Bank to designate a different Lending

Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                 (f) Anything in this Section 10.08 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans, Banker's Acceptances and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans, Banker's Acceptances and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans, Banker's Acceptances and/or obligations to the extent of such payment. No such assignment shall release such Bank from its obligations hereunder.

                 SECTION 10.09. Confidentiality. Each Bank agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Borrower to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans and Banker's Acceptances; provided that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed, or which was in such Bank's possession prior to the Borrower's disclosure to such Bank and, to such Bank's knowledge, not subject to any other obligation, whether express or implied, of confidentiality, (v) to the extent reasonably required in connection with any litigation to which such Bank or its Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this
Section 10.09; provided that should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, any relevant Bank shall promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, no Bank shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action.

                 SECTION 10.10. Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans and create Banker's

Acceptances hereunder for its own account in the ordinary course of such business; provided that, subject to Section 10.08, the disposition of the Notes held by that Bank shall at all times be within its exclusive control.

                 SECTION 10.11. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

                 SECTION 10.12. Georgia Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

                 SECTION 10.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes, the Banker's Acceptances or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

                 SECTION 10.14. Interest. In no event shall the amount of interest (and for purposes of this Section, accreted principal with respect to a Banker's Acceptance shall be included in all references to "interest"), and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes, the Banker's Acceptances or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans and the Banker's Acceptances does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Agent or the Banks hereunder or under the Notes, the Banker's Acceptances or

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the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable, against the Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Agent or any Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes, the Banker's Acceptances or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Agent and each Bank shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each Banker's Acceptance and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes, the Banker's Acceptances and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

                 SECTION 10.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

                 SECTION 10.16. Waiver of Jury Trial; Consent to Jurisdiction. The Borrower (a) each of the Banks and the Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the

Notes, the Banker's Acceptances and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes, the Banker's Acceptances or the other Loan Documents, and (d) agrees that service of process may be made upon it in the manner prescribed in Section 10.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Agent or any Bank from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

                 SECTION 10.17. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 SECTION 10.18. Source of Funds -- ERISA. Each of the Banks hereby severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Bank to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Bank in which any employee benefit plan (or its related trust) has any interest nor (ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                         SAVANNAH FOODS & INDUSTRIES,
                                         INC.                            (SEAL)


                                         By: /s/ William W. Sprague III
                                            -----------------------------------
                                                  Title: President

                                         By: /s/ Gregory H. Smith
                                            -----------------------------------
                                                  Title: Senior Vice President

                                         Savannah Foods & Industries, Inc.
                                         2 East Bryan Street
                                         Savannah, Georgia 31401
                                         Attention: Treasurer
                                                   ----------------------------
                                         Telecopier number: 912-233-9783
                                         Confirmation number: 912-234-1261
                                                                  --- ----

COMMITMENTS                              WACHOVIA BANK OF GEORGIA, N.A.,
- -----------                              as Agent and as a Bank          (SEAL)

$37,500,000
                                         By: /s/ Stephen F. Blake
                                            -----------------------------------
                                                  Title: Vice President

                                         Lending Office
                                         --------------
                                         Wachovia Bank of Georgia, N.A.
                                         191 Peachtree Street, N.E.
                                         Atlanta, Georgia 30303-1757
                                         Attention:  Regina Beard
                                                    ----------------------
                                         Telecopier number:  404-332-5019
                                                            -------------------
                                         Confirmation number:  404-332-6971
                                                              -----------------


                                         THE CHASE MANHATTAN BANK, N.A.
                                                                         (SEAL)


$20,000,000                              By: /s/ Martine Castadot
                                            -----------------------------------
                                                  Title: Second Vice President

                                         Lending Office
                                         --------------
                                         The Chase Manhattan Bank, N.A.
                                         1 Chase Plaza-18th Floor
                                         New York, New York 10081
                                         Attention:  Martine Castadot
                                                    ---------------------------
                                         Telecopier number: 212-344-0246
                                         Confirmation number: 212-552-5051
                                                                      ----

$17,500,000                              NBD BANK                        (SEAL)


                                         By: /s/ Russell H. Liebetrau, Jr.
                                            -----------------------------------
                                                  Title: Vice President

                                         Lending Office
                                         --------------
                                         NBD Bank
                                         611 Woodward Avenue
                                         Detroit, Michigan 48226
                                         Attention:  J. Philip Lowman
                                                    --------------------------
                                         Telecopier number: 313-225-2649
                                         Confirmation number: 313-225-2271
                                                                      ----

$15,000,000                              SECOND NATIONAL BANK OF
                                         SAGINAW                         (SEAL)


                                         By: /s/ Mark A. Fleshman
                                            -----------------------------------
                                                  Title: Senior Vice President

                                         Lending Office
                                         --------------
                                         Second National Bank of Saginaw
                                         101 N. Washington Avenue
                                         Saginaw, Michigan 48607
                                         Attention:  Joyce VanOchten
                                                    ---------------------------
                                         Telecopier number: 517-776-7420
                                         Confirmation number: 517-776-7433
                                                                      ----

$10,000,000                              SUNTRUST BANK OF ATLANTA        (SEAL)


                                         By: /s/ David W. Penter
                                            -----------------------------------
                                                  Title: Vice President



                                         Lending Office
                                         --------------
                                         SunTrust Bank of Atlanta
                                         One Park Place N.E.
                                         Mail Code 126
                                         Atlanta, Georgia 30302
                                         Attention:  Jan Gilbreath
                                                    ---------------------------
                                         Telecopier number: 404-588-8833
                                         Confirmation number: 404-588-8038
                                                                  --- ----

                             OFFERED RATE LOAN NOTE

                              As of April 1, 1996


                 For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of Wachovia Bank of Georgia, N.A., (the "Bank"), for the account of its Lending Office, the principal sum of THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($37,500,000.00) or such lesser amount as shall equal the unpaid principal amount of each Offered Rate Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Offered Rate Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                 All Offered Rate Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This Offered Rate Loan Note is one of the Offered Rate Loan Notes referred to in the Credit Agreement dated as of April 1, 1996 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Offered Rate Loan Note is collected by law or through an attorney at law.

                 The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                 IN WITNESS WHEREOF, the Borrower has caused this Offered Rate Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                          SAVANNAH FOODS & INDUSTRIES,
                          INC.                                            (SEAL)


                          By: /s/ William W. Sprague, III
                             ------------------------------------------
                             Title: William W. Sprague, III
                                    President & Chief Executive Officer



                          By: /s/ Gregory H. Smith
                             ------------------------------------------
                             Title: Gregory H. Smith
                                    Senior Vice President
                                    Chief Financial Officer & Treasurer

                                       OFFERED RATE LOANS AND PAYMENTS OF PRINCIPAL
- -------------------------------------------------------------------------------------------------------------------------
                                  Amount           Amount of               Stated
               Interest           of               Principal               Maturity           Notation
Date           Rate               Loan             Repaid                  Date               Made By

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------

                             OFFERED RATE LOAN NOTE

                              As of April 1, 1996


                 For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of The Chase Manhattan Bank, N.A. (the "Bank"), for the account of its Lending Office, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or such lesser amount as shall equal the unpaid principal amount of each Offered Rate Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement.
The Borrower promises to pay interest on the unpaid principal amount of this Offered Rate Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Chase Manhattan Bank, N.A., 1 Chase Plaza-18th Floor, New York, New York 10081, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                 All Offered Rate Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This Offered Rate Loan Note is one of the Offered Rate Loan Notes referred to in the Credit Agreement dated as of April 1, 1996 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Offered Rate Loan Note is collected by law or through an attorney at law.

                 The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                 IN WITNESS WHEREOF, the Borrower has caused this Offered Rate Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                          SAVANNAH FOODS & INDUSTRIES,
                          INC.                                           (SEAL)


                          By: /s/ William W. Sprague, III
                             ------------------------------------------
                             Title: William W. Sprague, III
                                    President & Chief Executive Officer



                          By: /s/ Gregory H. Smith
                             ------------------------------------------
                             Title: Gregory H. Smith
                                    Senior Vice President
                                    Chief Financial Officer & Treasurer

                                       OFFERED RATE LOANS AND PAYMENTS OF PRINCIPAL
- -------------------------------------------------------------------------------------------------------------------------
                                            Amount           Amount of               Stated
                         Interest           of               Principal               Maturity           Notation
Date                     Rate               Loan             Repaid                  Date               Made By

- -------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------

                             OFFERED RATE LOAN NOTE

                              As of April 1, 1996


         For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of NBD Bank (the "Bank"), for the account of its Lending Office, the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($17,500,000.00) or such lesser amount as shall equal the unpaid principal amount of each Offered Rate Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Offered Rate Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of NBD Bank, 611 Woodward Avenue, Detroit, Michigan 48226, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Offered Rate Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Offered Rate Loan Note is one of the Offered Rate Loan Notes referred to in the Credit Agreement dated as of April 1, 1996 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Offered Rate Loan Note is collected by law or through an attorney at law.

         The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Offered Rate Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                          SAVANNAH FOODS & INDUSTRIES,
                          INC.                                            (SEAL)


                          By: /s/ William W. Sprague, III
                             ------------------------------------------
                             Title: William W. Sprague, III
                                    President & Chief Executive Officer



                          By: /s/ Gregory H. Smith
                             ------------------------------------------
                             Title: Gregory H. Smith
                                    Senior Vice President
                                    Chief Financial Officer & Treasurer

                                   OFFERED RATE LOANS AND PAYMENTS OF PRINCIPAL
- ------------------------------------------------------------------------------------------------------------------
                                  Amount           Amount of               Stated
               Interest           of               Principal               Maturity           Notation
Date           Rate               Loan             Repaid                  Date               Made By

- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------

                             OFFERED RATE LOAN NOTE

                              As of April 1, 1996


         For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of Second National Bank of Saginaw (the "Bank"), for the account of its Lending Office, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00) or such lesser amount as shall equal the unpaid principal amount of each Offered Rate Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Offered Rate Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Second National Bank of Saginaw, 101 N. Washington Avenue, Saginaw, Michigan 48607, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Offered Rate Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Offered Rate Loan Note is one of the Offered Rate Loan Notes referred to in the Credit Agreement dated as of April 1, 1996 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Offered Rate Loan Note is collected by law or through an attorney at law.

         The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

         IN WITNESS WHEREOF, the Borrower has caused this Offered Rate Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                          SAVANNAH FOODS & INDUSTRIES,
                          INC.                                       (SEAL)


                          By: /s/ William W. Sprague, III
                             ------------------------------------------
                             Title: William W. Sprague, III
                                    President & Chief Executive Officer



                          By: /s/ Gregory H. Smith
                             ------------------------------------------
                             Title: Gregory H. Smith
                                    Senior Vice President
                                    Chief Financial Officer & Treasurer

                                   OFFERED RATE LOANS AND PAYMENTS OF PRINCIPAL
- ------------------------------------------------------------------------------------------------------------------
                                  Amount           Amount of               Stated
               Interest           of               Principal               Maturity           Notation
Date           Rate               Loan             Repaid                  Date               Made By

- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------

                             OFFERED RATE LOAN NOTE

                              As of April 1, 1996


        For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of SunTrust Bank of Atlanta (the "Bank"), for the account of its Lending Office, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or such lesser amount as shall equal the unpaid principal amount of each Offered Rate Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Offered Rate Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of SunTrust Bank of Atlanta, One Park Place, N.E., Mail Code 126, Atlanta, Georgia 30302, or such other address as may be specified from time to time pursuant to the Credit Agreement.

        All Offered Rate Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This Offered Rate Loan Note is one of the Offered Rate Loan Notes referred to in the Credit Agreement dated as of April 1, 1996 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Offered Rate Loan Note is collected by law or through an attorney at law.

        The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

        IN WITNESS WHEREOF, the Borrower has caused this Offered Rate Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                          SAVANNAH FOODS & INDUSTRIES,
                          INC.                                        (SEAL)


                          By: /s/ William W. Sprague, III
                             ------------------------------------------
                             Title: William W. Sprague, III
                                    President & Chief Executive Officer



                          By: /s/ Gregory H. Smith
                             ------------------------------------------
                             Title: Gregory H. Smith
                                    Senior Vice President
                                    Chief Financial Officer & Treasurer

                                   OFFERED RATE LOANS AND PAYMENTS OF PRINCIPAL
- ------------------------------------------------------------------------------------------------------------------
                                  Amount           Amount of               Stated
               Interest           of               Principal               Maturity           Notation
Date           Rate               Loan             Repaid                  Date               Made By

- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------

                             OFFERED RATE LOAN NOTE

                              As of April 1, 1996


        For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH (the "Bank"), for the account of its Lending Office, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or such lesser amount as shall equal the unpaid principal amount of each Offered Rate Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Offered Rate Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH, 245 Park Avenue, 36th Floor, New York, New York 10167, or such other address as may be specified from time to time pursuant to the Credit Agreement.

        All Offered Rate Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This Offered Rate Loan Note is one of the Offered Rate Loan Notes referred to in the Credit Agreement dated as of April 1, 1996 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Offered Rate Loan Note is collected by law or through an attorney at law.

        The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

        IN WITNESS WHEREOF, the Borrower has caused this Offered Rate Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                          SAVANNAH FOODS & INDUSTRIES,
                          INC.                                         (SEAL)


                          By: /s/ William W. Sprague, III
                             ------------------------------------------
                             Title: William W. Sprague, III
                                    President & Chief Executive Officer



                          By: /s/ Gregory H. Smith
                             ------------------------------------------
                             Title: Gregory H. Smith
                                    Senior Vice President
                                    Chief Financial Officer & Treasurer

                                   OFFERED RATE LOANS AND PAYMENTS OF PRINCIPAL
- ------------------------------------------------------------------------------------------------------------------
                                  Amount           Amount of               Stated
               Interest           of               Principal               Maturity           Notation
Date           Rate               Loan             Repaid                  Date               Made By

- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------

$20,000,000                              COOPERATIEVE CENTRALE
                                         RAIFFEISEN-BOERENLEEENBANK
                                         B.A., "RABOBANK NEDERLAND",
                                         NEW YORK BRANCH                  (SEAL)



                                         By: /s/ Dana W. Hemenway
                                            ------------------------------------
                                                 Title: Vice President

                                         By: /s/ Jan Reece
                                            ------------------------------------
                                                 Title: Vice President & Manager

                                         By: /s/ Betty Mills
                                            ------------------------------------
                                                 Title: Vice President

                                         Lending Office
                                         --------------
                                         COOPERATIEVE CENTRALE
                                         RAIFFEISEN-BOERENLEENBANK
                                         B.A., "RABOBANK NEDERLAND",
                                         NEW YORK BRANCH
                                         245 Park Avenue, 36th Floor
                                         New York, New York 10167
                                         Attention: Mr. David Reisman
                                         Telecopier number: 212-916-7880
                                         Confirmation number: 212-916-7863



- -----------

TOTAL COMMITMENTS:

$120,000,000

                                                                     EXHIBIT A-1


                              SYNDICATED LOAN NOTE

                                Atlanta, Georgia
                                 April 1, 1996


                 For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of __________________________________________________, a ____________________ (the
"Bank"), for the account of its Lending Office, the principal sum of ___________________________________ AND NO/100 DOLLARS ($___________), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement.
The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                 All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

                 The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                 IN WITNESS WHEREOF, the Borrower has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                       SAVANNAH FOODS & INDUSTRIES,
                                       INC.                               (SEAL)


                                       By:
                                           -------------------------------------
                                           Title:

               SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL
- ------------------------------------------------------------------------------------------------------
              Base Rate,             Amount           Amount of
              or Euro-               of               Principal              Maturity         Notation
Date          Dollar Loan            Loan             Repaid                 Date             Made By

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

                                                                     EXHIBIT A-2


                             OFFERED RATE LOAN NOTE

                              As of April 1, 1996


               For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of ____________________________________________, a _______________ (the "Bank"),
for the account of its Lending Office, the principal sum of _____________ MILLION AND NO/100 DOLLARS ($__,000,000) or such lesser amount as shall equal the unpaid principal amount of each Offered Rate Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Offered Rate Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

               All Offered Rate Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

               This Offered Rate Loan Note is one of the Offered Rate Loan Notes referred to in the Credit Agreement dated as of April 1, 1996 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Offered Rate Loan Note is collected by law or through an attorney at law.

               The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

               IN WITNESS WHEREOF, the Borrower has caused this Offered Rate Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                         SAVANNAH FOODS & INDUSTRIES,
                                         INC.                            (SEAL)


                                         By:
                                            -----------------------------------
                                            Title:

                            OFFERED RATE LOANS AND PAYMENTS OF PRINCIPAL
- ------------------------------------------------------------------------------------------------------
                                  Amount           Amount of               Stated
               Interest           of               Principal               Maturity           Notation
Date           Rate               Loan             Repaid                  Date               Made By

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B


                                   OPINION OF
                            COUNSEL FOR THE BORROWER


                                                  [Dated as provided in
                                                  Section 3.01 of the Credit
                                                  Agreement]

To the Banks and the Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group


Dear Sirs:

                 We have acted as counsel for Savannah Foods & Industries, Inc., a Delaware corporation (the "Borrower") in connection with the Credit Agreement dated as of April 1, 1996, between the Borrower, the banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent. Terms defined in the Credit Agreement are used herein as therein defined.

                 We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion. We have assumed for purposes of our opinions set forth below that the execution and delivery of the Credit Agreement by the Bank have been duly authorized by the Bank.

                 Upon the basis of the foregoing, we are of the opinion that:

                 1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has all corporate powers required to carry on its business as now conducted.

                 2. The execution, delivery and performance by the Borrower of the Credit Agreement, the Notes and the Banker's Acceptances (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the

Borrower or of any agreement, judgment, injunction, order, decree or other instrument which to our knowledge is binding upon the Borrower and (v) to our knowledge, except as provided in the Credit Agreement, do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

                 3. The Credit Agreement constitutes a valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, and the Notes and the Banker's Acceptances constitute valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by: (i) bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

                 4. To our knowledge (after due inquiry), there is no action, suit or proceeding pending, or threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole, or which in any manner questions the validity or enforceability of the Credit Agreement, the Notes or any Banker's Acceptance.

                 5. Each of the Borrower's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                 6. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 7. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         We are qualified to practice in the State of Georgia and do not purport to be experts on any laws other than the laws of the United States, the State of Georgia and the General Corporate Law of the State of Delaware and this opinion is rendered only with respect to such laws. We have made no independent investigation of the laws of any other jurisdiction.


         This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you, any Assignee or Participant Transferee and your counsel without our prior written consent.

                               Very truly yours,

                                                                       EXHIBIT C


                                   OPINION OF
                  JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                                FOR THE AGENT


                                                  [Dated as provided in
                                                  Section 3.01 of the Credit
                                                  Agreement]


To the Banks and the Agent
Referred to Below
c/o Wachovia Bank of Georgia, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Syndications Group

Dear Sirs:

                 We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of April 1, 1996, among Savannah Foods & Industries, Inc., a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks") and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                 This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

                 We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                 Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided that such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

         In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Agent or any of the Banks with any state or federal laws or regulations applicable to the Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agent or any of the Banks.

         This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                               Very truly yours,

                                                                       EXHIBIT D


                           ASSIGNMENT AND ACCEPTANCE
                           Dated __________ __, ____


                 Reference is made to the Credit Agreement dated as of April 1, 1996, between Savannah Foods & Industries, Inc., a Delaware corporation (the "Borrower") the Banks (as defined in the Credit Agreement) and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

                 The Assignor and ________________________________________ (the
"Assignee") agree as follows:

                 1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a ______% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a ____% interest (which on the Effective Date hereof is $__________) in the Assignor's Commitment and a ______ interest (which on the Effective Date hereof is $_______________) in the Syndicated Loans [and Offered Rate Credits] owing to the Assignor and a ___% interest in the Note [and Banker's Acceptances] held by the Assignor (which on the Effective Date hereof is $__________).

                 2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $__________ and the aggregate outstanding principal amount of Syndicated Loans [and Offered Rate Credits, less the unaccreted principal amount of each Banker's Acceptance] owing to it (without giving effect to assignments thereof which have not yet become effective) is $________________; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note [and Banker's Acceptances] referred to in paragraph 1 above and requests that the Borrower exchange such Notes for [new Notes dated ____________, ____ in the principal amount of $__________ payable to the order of the Assignor and new Banker's Acceptances in the following Face Amounts and dated the following dates:__________________________ ___________] and issue new Notes to the Assignee [and new Banker's Acceptances] in accordance herewith, with the effect set forth in Section 10.08(c) of the Credit Agreement.


                 3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 6.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank;
(vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action, (viii) makes the representation and warranty contained in Section 10.18 of the Credit Agreement[, and (ix) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].

                 4. The Effective Date for this Assignment and Acceptance shall be __________, 19__ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for execution and acceptance by the Agent and to the Borrower for execution by the Borrower.

                 5. Upon such execution and acceptance by the Agent [and execution by the Borrower] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this

Assignment and Acceptance, relinquish its rights (other than under Sections 9.03, 10.03 and 10.04 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

                 6. Upon such execution and acceptance by the Agent [and execution by the Borrower] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Agent directly between themselves.

                 7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.


                                       [NAME OF ASSIGNOR]


                                       By:
                                          ---------------------------
                                          Title:


                                       [NAME OF ASSIGNEE]


                                       By:
                                          ---------------------------
                                          Title:

                                       WACHOVIA BANK OF GEORGIA, as Agent


                                       By:
                                          ---------------------------
                                          Title:


                                       SAVANNAH FOODS & INDUSTRIES, INC.
                                       IF REQUIRED BY THE CREDIT AGREEMENT


                                       By:
                                          --------------------------
                                          Title:

                                                                       EXHIBIT E

                              NOTICE OF BORROWING


                          _____________________, _____


Wachovia Bank of Georgia, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  ________________

         Re: Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of April 1, 1996 by and among Savannah Foods & Industries, Inc., the Banks from time to time parties thereto, and Wachovia Bank of Georgia, N.A., as Agent.


Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

         This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

         The Borrower hereby requests a [Euro-Dollar Borrowing] [Base Rate Borrowing] in the aggregate principal amount of $___________ to be made on ______________, 199__, and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans] The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months] [30 days][__ days].

         The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this _____ day of ___________, _____.


                                        SAVANNAH FOODS & INDUSTRIES, INC.



                                        By:_______________________________
                                           Title:

                                                                       EXHIBIT F


                             COMPLIANCE CERTIFICATE

               Reference is made to the Credit Agreement dated as of April 1, 1996, between Savannah Foods & Industries, Inc., a Delaware corporation (the "Borrower") the Banks (as defined in the Credit Agreement) and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

               Pursuant to Section 6.01(c) of the Credit Agreement, _______________, the duly authorized ___________________ of Savannah Foods &
Industries, Inc. hereby (i) certifies to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of ________, ___, and that no Defaults or Events of Default exist and (ii) restates and reaffirms that the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.



                                        By:___________________________
                                           Title:

                             COMPLIANCE CHECK LIST
                      (Savannah Foods & Industries, Inc.)
                           __________________________


                              _____________, _____


1.     Investments (Section 6.17)

       Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except as permitted by Section 6.16 and except in [. . .]
       (v) Related Investments in an amount not exceeding the sum of 30% of Capitalization, minus the amount of Unrelated Investments at the time outstanding, and/or (vi) Unrelated Investments in an amount not exceeding the lesser of (A) $20,000,000 and (B) the sum of 30% of Capitalization, minus the amount of Related Investments at the time outstanding.

       Related Investments

       (a)     Aggregate amount of
               Related Investments                           $_____________

       (b)     Stockholders' Equity                          $_____________

       (c)     Aggregate amount of
               Long-Term Debt --Schedule 1                   $_____________

       (d)     sum of (b) and (c)                            $_____________

       (e)     30% of (d)                                    $_____________

       (f)     Aggregate amount of
               Unrelated Investments                         $_____________

       (g)     (e) minus (f)                                 $_____________

               Limitation--(a) not to
               exceed (g)

       Unrelated Investments

       (h)     (e) minus (a)                                 $_____________

       (i)     lesser of $20,000,000
               and (h)                                       $_____________

               Limitation--(f) not to
               exceed (i)

                             COMPLIANCE CHECK LIST
                      (Savannah Foods & Industries, Inc.)
                           __________________________


                              _____________, _____

2.     Negative Pledge (Section 6.18)

       Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: [ . . .] (j) Liens on inventories of the Borrower consisting of sugar processed from sugar beets and sugarcane securing current liabilities of the Borrower or any Subsidiary to the United States Commodity Credit Corporation, provided that the amount of the current liabilities so secured by a Lien in favor of the United States Commodity Credit Corporation shall be less than the fair market value of the related seasonal sugar inventories of the Borrower.

       (a)     aggregate amount of current
               liabilities to United States
               Commodity Credit Corporation
               secured by Liens on inventories
               consisting of sugar processed
               from sugar beets and sugarcane                $_____________

       (b)     fair market value of such
               inventories                                   $_____________

               Limitation   (a) must be less than (b)

3.     Ratio of Long-Term Debt to
       Capitalization (Section 6.19)

       The ratio of Long-Term Debt to Capitalization will not at any time exceed 0.45 to 1.00.

       (a)     Long-Term Debt Schedule - 1                      $__________

       (b)     Stockholder's Equity                             $__________

       (c)     sum of (a) plus (b)                              $__________

       Actual Ratio of (a) to (c)                                __________

       Maximum Ratio                                          < 0.45 to 1.0

                             COMPLIANCE CHECK LIST
                      (Savannah Foods & Industries, Inc.)

                           __________________________
                              _____________, _____


4.     Cash Flow/Interest and Leases Ratio (Section 6.20)

       The Cash Flow/ Interest and Leases Ratio, for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters, shall be equal to or greater than: (i) 2.40 to 1.0 as of the end of the Fiscal Quarter ended closes to April 1, 1996; (ii) 2.50 to 1.0 as of the end of each of the Fiscal Quarters ending closest to June 30, 1996 and September 30, 1996; and (iii) 3.0 to 1.0 as of the end of each Fiscal Quarter thereafter; provided, that the Borrower shall be deemed to be in compliance with this covenant if, at the end of no more than 2 out of any 6 consecutive Fiscal Quarters, starting with the end of the Fiscal Quarter ending closest to December 31, 1996, such ratio for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters is less than 3.0 to 1.0 but is equal to or greater than 2.5 to 1.0.

       (a)     Consolidated Adjusted Cash
               Flow, Schedule - 2                                   $__________

       (b)     (i) Consolidated Interest
               Expense, Schedule - 2, plus
               (ii) Aggregate operating lease
               obligations, Schedule- 2                             $__________

       Actual ratio of (a) to (b)                                    __________

       Required ratio                     [greater than or equal to 2.40 to 1.0]
                                          [greater than or equal to 3.0 to 1.0]
                                          [greater than or equal to 2.5 to 1.0]

5. Ratio of Consolidated Current Assets to Consolidated Current Liabilities (Section 6.21)

       The ratio of Consolidated Current Assets to Consolidated Current Liabilities will not at any time be less than 1.15 to 1.0.

       (a) Consolidated Current Assets                              $__________

       (b) Consolidated Current Liabilities                         $__________

       Actual ratio of (a) to (b)                                    __________

       Required ratio                      greater than or equal to 1.15 to 1.0

                             COMPLIANCE CHECK LIST
                      (Savannah Foods & Industries, Inc.)
                           __________________________


                              _____________, _____

6.     Minimum Stockholder's Equity (Section 6.22)

       Stockholder' Equity will at no time be less than $150,000,000 plus the sum of (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after July 2, 1995 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after July 2, 1995, calculated quarterly at the end of each Fiscal Quarter, and (iii) 100% of the amount of any equity resulting from conversion of Debt to equity at any time after July 2, 1995.

       (a) Stockholder's Equity                                     $__________

       (b) Reported Net Income since July 2, 1995                   $__________

       (c) Aggregate of any Reported
           Net Income which was negative
           during any Fiscal Quarter                                $__________

       (d) Aggregate Net Proceeds of Capital Stock
           received after July 2, 1995                              $__________

       (e) Aggregate of equity from conversion
           of Debt to equity after July 2, 1995                     $__________

       (f) Sum of (b) less (c) less (d) less (e)                    $__________

       (g) 50% of (f)                                               $__________

       (h) sum of (g) and $150,000,000                              $__________

       Limitation--(a) not to be less than (h)

                             COMPLIANCE CHECK LIST
                      (Savannah Foods & Industries, Inc.)
                           __________________________


                              _____________, _____

7.     Ratio of Long-Term Debt to Consolidated Adjusted Cash Flow (Section 6.23)

       At the end of each Fiscal Quarter, the ratio of Long-Term Debt to Consolidated Adjusted Cash Flow for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall not have been greater than 4.0 to 1.00.

       (a) Long-Term Debt   Schedule - 1                           $__________

       (b) Consolidated Adjusted Cash
           Flow    Schedule - 2                                    $__________

       Actual ratio of (a) to (b)                                   __________

       Required ratio                         less than or equal to 4.0 to 1.0

8.     Intangibles (Section 6.24)

       The Borrower shall not, without the prior consent of the Bank, acquire or cause to exist, at any time, net intangible assets (as determined in accordance with GAAP) in an aggregate amount greater than 25% of Stockholders' Equity for the Fiscal Quarter just ended.

        (a) Intangible assets                                      $_________

        (b) Stockholder's Equity                                   $_________

        (c) 25% of (b)                                             $_________

       Limitation--(a) not to exceed (c)

                             COMPLIANCE CHECK LIST
                      (Savannah Foods & Industries, Inc.)
                           __________________________


                              _____________, _____

                                                                  Schedule - 1
                                                                  ------------
Long-Term Debt
- --------------
                                                 INTEREST
                                                   RATE           MATURITY     TOTAL
                                                 -------------------------     -----
Secured
- -------

                                                                  $
  ---------------------------------------------------------------- -----------------

                                                                  $
  ---------------------------------------------------------------- -----------------

                                                                  $
  ---------------------------------------------------------------- -----------------

               Total Secured                                      $
                                                                   -----------------


Unsecured
- ---------

                                                                  $
  ---------------------------------------------------------------- -----------------

                                                                  $
  ---------------------------------------------------------------- -----------------

                                                                  $
  ---------------------------------------------------------------- -----------------

               Total Unsecured                                    $
                                                                   -----------------


Redeemable Preferred Stock                                        $
- --------------------------                                         -----------------

               Total Preferred Stock                              $
                                                                   -----------------


Other Long-Term Debt
- --------------------

                                                                  $
  ---------------------------------------------------------------- -----------------

                                                                  $
  ---------------------------------------------------------------- -----------------

               Total Other Long-Term Debt                         $
                                                                   -----------------


               TOTAL LONG-TERM DEBT              $
                                                  =============

                             COMPLIANCE CHECK LIST
                      (Savannah Foods & Industries, Inc.)
                           __________________________


                              _____________, _____


                                                                          Schedule - 2
                                                                          ------------

Consolidated Adjusted Cash Flow
- -------------------------------
(a) Consolidated Net Income
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------

(b)    Consolidated Interest Expense
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------

(c) operating lease obligations
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------

(d)    tax expense
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------

(e) depreciation
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------

(f)    amortization
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------

(g)    other non-cash or non-recurring
       charges deducted from Consolidated
       Net Income
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------

(h)    other non-cash or non-recurring
       gain included in Consolidated
       Net Income
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------
           quarter     -                                                   $
       ---         ---- --------                                            -----------

Consolidated Adjusted Cash Flow
       (a) plus (b) plus (c) plus (d)
       plus (e) plus (f) plus (g)
       minus (h)                                                           $
                                                                            ===========


Description of Operating Leases

                                                                  Annual
       Lessor           Property Leased          Term             Rental

                                                                  $
- ------------------      ---------------------    ---------         ----------
                                                                  $
- ------------------      ---------------------    ---------         ----------
                                                                  $
- ------------------      ---------------------    ---------         ----------
                                                                  $
- ------------------      ---------------------    ---------         ----------

Description of other non-cash charges deducted from operating income:

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

Description of other non-cash charges included in operating income:

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

                                                                       EXHIBIT G


                               [NAME OF BORROWER]

                              CLOSING CERTIFICATE


               Reference is made to the Credit Agreement dated as of April 1, 1996, between Savannah Foods & Industries, Inc., a Delaware corporation (the "Borrower") the Banks (as defined in the Credit Agreement) and Wachovia Bank of Georgia, N.A., as Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

       Pursuant to Section 4.01(e) of the Credit Agreement, ___________________ ___________, the duly authorized _________ __________ of the Borrower hereby certifies to the Bank that (i) no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in
Article V of the Credit Agreement are true on and as of the date hereof.

       Certified as of this _____ day of _______________, ____.



                                        By:___________________________
                                           Printed Name:______________
                                           Title:_____________________

                                                                       EXHIBIT H

                           BORROWING BASE CERTIFICATE

                 Reference is made to the Credit Agreement dated as of April 1, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Savannah Foods & Industries, Inc., the Banks from time to time parties thereto and Wachovia Bank of Georgia, N.A., as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                 Pursuant to Section [4.01(l)][6.01(i)] of the Credit Agreement, _______________, the duly authorized chief financial officer of the Borrower hereby certifies to the Agent and the Banks that the calculations of the Borrowing Base, Aggregate Outstanding Obligations and Other Debt Outstanding contained in this Borrowing Base Certificate is true, accurate and complete in all material respects as of __________, ____.

A.       The calculation of the Borrowing Base is as follows:


         (i)      (a) aggregate Accounts                           $_________
                  (b) aggregate Accounts which are not
                      Eligible Accounts                            $_________

                  (c) (i)(a) less (i)(b)                           $_________

                  (d) product of 0.85 times (i)(c)                 $__________

         (ii)     (a) aggregate Inventory(1)                       $__________

                  (b)  product of 0.85 times (ii)(a)               $__________

         BORROWING BASE (sum of (i)(d), plus (ii)(b)               $__________

B.       Amount of Aggregate Outstanding
         Obligations                                               $__________

C.       Aggregate amount of Other Debt Outstanding                $__________

D.       Aggregate amount of Cash and Cash Equivalents             $__________

E.       Sum of A less B less C plus D                             $__________


                                                SAVANNAH FOODS &
                                                INDUSTRIES, INC.          (SEAL)


                                                By:
                                                   -----------------------------




- --------------------
(1) valued at lower of cost or market

                                                      [chief financial officer]

                                                                       EXHIBIT I


                           OFFERED RATE CREDIT QUOTE





 DATE:                      _________________________________

 ATTN:                      WACHOVIA BANK OF GEORGIA, NA.
                            REGINA BEARD

 FROM:                      ___________________________(participant bank)

                            ___________________________(contact)


 RE:                        SAVANNAH FOODS
                            DAILY RATE QUOTES

 WACHOVIA BANK OF GEORGIA, N.A. AS AGENT

                                                  Bankers

                         Transaction             Acceptance               Indicate minimum and maximum
                                                                                     amounts
 Overnight

 7 days

 14 days

 21 days

 30 days

 45 days

 60 days

 90 days

 180 days


QUOTES MUST BE FAXED TO THE AGENT BY 11:00 a.m. (ATLANTA TIME) EACH DAY. PLEASE FAX QUOTES TO (404) 332-5019.

IF YOU HAVE ANY QUESTIONS, PLEASE CALL (404) 332-6971


BY: _______________________________________
    AUTHORIZED SIGNATURE

                              RATE QUOTATION FORM


DATE:                                    FROM:  SYNDICATE SERVICES
                                                REGINA BEARD

SAVANNAH FOODS                           RE:    RATE QUOTES
CONTACT

BELOW ARE THE DAILY QUOTATIONS FROM THE PARTICIPANTS FOR TRANSACTION, LIBOR AND BANKERS ACCEPTANCE RATES.

                    TRANSACTION


                      O/N      7 days       14 days       30 days      45 days      60 days       90 days       180 days
 BANK

 min/max

 BANK

 min/max

 BANK

 min/max

 BANK

 min/max

 BANK

 min/max

 BANK

 min/max

 BANK

 min/max

                  BANKERS ACCEPTANCE

                               7 days       14 days       30 days      45 days      60 days       90 days       180 days
 BANK

 min/max

 BANK

 min/max

 BANK

 min/max

 BANK

 min/max

 BANK

 min/max

 BANK

 min/max

 BANK

 min/max


            LIBOR
           1 wk         1 mo          2 mo         3 mo         6 mo

ENTER YOUR RESPONSES AND RETURN VIA FAX (404)/332-5019) TO THE AGENT NO LATER THAN ____________ A.M. (ATLANTA, GEORGIA TIME). PLEASE CALL (404) 332-6971 IF YOU HAVE ANY QUESTIONS.

OFFERED RATE ACCEPTANCE


                                           OFFERED
                                             RATE

               AMOUNT                        TYPE                RATE                          PERIOD
 ______________________               ____________         ____________        __________________________

 ______________________               ____________         ____________        __________________________

 ______________________               ____________         ____________        __________________________

 ______________________               ____________         ____________        __________________________

 ______________________               ____________         ____________        __________________________

 ______________________               ____________         ____________        __________________________

 ______________________               ____________         ____________        __________________________

 ______________________               ____________         ____________        __________________________

 ______________________               ____________         ____________        __________________________

 ______________________               ____________         ____________        __________________________

 ______________________               ____________         ____________        __________________________


 ______________________               ____________         ____________        __________________________





  By:______________________________________________
       AUTHORIZED SIGNATURE

                                                                   Schedule 5.05


                                   Litigation


In May 1992, the United States Customs Service (Customs) issued a bill to the Company for approximately $7,500,000 seeking reimbursement for certain drawback claims filed by the Company with Customs during the period 1984 through 1988. The company disputes Customs' findings and is vigorously protesting the decision of Customs. As of July 1995, approximately $5,000,000 of the claim has been dismissed. Based upon the facts known to the Company at this time, the ultimate resolution of this matter is not expected to have a materially adverse effect on the Company's financial position or results of operations.

In July 1991, National Utility Service, Inc. (NUS) filed a complaint against the Company in the United States District Court for the District of New Jersey seeking compensation and damages arising from a contract between the Company and NUS for energy cost saving recommendations. On September 12, 1994, summary judgment was entered against the Company in the amount of $2,973,000 in this case. On December 19, 1994, the judgment was amended to add $1,343,000 prejudgment interest. The United States Court of Appeals for the Third Circuit has affirmed the judgment subject to an insignificant reduction in the prejudgment interest. The Company is considering an appeal to the Supreme Court. Reserves were established for this claim in previous fiscal years, and the ultimate resolution of this matter is not expected to have a materially adverse effect on the Company's financial position or results of operations.

                                                                   Schedule 5.08

                       SAVANNAH FOODS & INDUSTRIES, INC.

                                  SUBSIDIARIES


                NAME                                                 JURISDICTION OF INCORPORATION
                ----                                                 -----------------------------
*BIOMASS CORPORATION                                                 A Delaware Corporation
A Research Facility - non operational

*CHATHAM SUGAR COMPANY                                               A Delaware Corporation
Holds real estate - non operational

*COLONIAL SUGARS, INC.                                               A Delaware Corporation
A sugar refinery

*DIXIE CRYSTALS BRANDS, INC.                                         A Delaware Corporation
(Dixie Crystals Foodservice, Inc.)
(King Packaging Co., Inc.)

*EVERGLADES SUGAR REFINERY, INC.                                     A Florida Corporation
A sugar refinery

*FOOD CARRIER, INC.                                                  A Georgia Corporation
Trucking

*MICHIGAN SUGAR CO.                                                  A Michigan Corporation
(Great Lakes)
(Pioneer Trading Co.)
A beet sugar refinery

*PHOENIX PACKAGING                                                   A Delaware Corporation
A packaging operation

*RACELAND SUGARS, INC.                                               A Delaware Corporation
A cane operation

*REFINED SUGAR TRADING INSTITUTE                                     A Delaware Corporation
A non-profit corporation owned
jointly with Amstar

*SAVANNAH FOODS INDUSTRIAL, INC.                                     A Delaware Corporation
An operation engaged in the refining and selling of cane sugar

*SAVANNAH INTERNATIONAL COMPANY                                      A Delaware Corporation
(Savannah Packaging Company)
(Savannah Total Invert Company)

*SAVANNAH INTERNATIONAL SERVICES, INC.                               Delaware Corporation
Non operational

*SAVANNAH INVESTMENT CO.                                             A Delaware Corporation
An investment company


                                  -Continued-

*SAVANNAH MOLASSES & SPECIALTIES CO.                                 A Delaware Corporation
Non-operational

*SAVANNAH SUGAR REFINING CORP.                                       A Georgia Corporation
Non-operational

*SOUTH COAST SUGARS, INC.                                            A Delaware Corporation
Non-operational


*Savannah Foods owns 100% of this subsidiary

                                                                   Schedule 4.08

                      SAVANNAH FOODS & INDUSTRIES, INC.
                                 SUBSIDIARIES


Savannah Foods &
Industries, Inc.


    Colonial Sugar      (1)
      Refinery                     Michigan Sugar                 Dixie Crystals                   Savannah International
                                      Company                         Brands                              Company
      Everglades        (1)
    Sugar Refinery              Pioneer      Great Lakes       King      Dixie Crystals
                              Trading Co.     Sugar Co.      Packaging     Foodservice        Savannah Total        Savannah
    Savannah Foods                                                                            Invert Company        Packaging
   Industrial, Inc.                                                                                                  Company

    Savannah Sugar
    Refining Corp.

       Raceland         (2)
     Sugars, Inc.

     South Coast
     Sugars, Inc.

      Savannah
     Molasses &
   Specialties Co.

    Food Carrier,
        Inc.

      Phoenix           (2)
     Packaging

    Chatham Sugar       (1)
      Company

      Savannah
   Investment Co.

      Savannah
   International                (1) In connection with our announced reorganization, to be merged into
   Services, Inc.                     Savannah Foods Industrial, Inc. during 1995 - 1996.

      Biomass                   (2) In connection with our announced reorganization, to be a subsidiary of
                                      Savannah Foods Industrial, Inc. during 1995 - 1996.
   Refined Sugar
 Trading Institute

                                                                   Schedule 6.15


                    LONG TERM DEBT AS OF JULY 30, 1995(1)



   SUBSIDIARY                AMOUNT               DESCRIPTION                 EXPIRATION DATE
- ------------------------------------------------------------------------------------------------
Savannah Foods             $47,857,143         Series A - 8.35%              11/1/98  $6,250,000
& Industries, Inc.                               Senior Note                 11/1/99 $12,500,000
                                                                             11/1/00 $12,500,000
                                                                             11/1/01 $12,232,143
                                                                             11/1/02  $4,375,000

Savannah Foods             $12,142,857         Series B - 7.15%              11/1/98  $2,500,000
& Industries, Inc.                               Senior Note                 11/1/99  $4,803,571
                                                                             11/1/00  $3,250,000
                                                                             11/1/01  $1,589,286

Savannah Foods                $480,000         Pollution Control              8/1/96    $115,000
& Industries, Inc.                               Bond - 6.60%                 8/1/97    $125,000
                                                                              8/1/98    $130,000

Savannah Foods              $1,330,000         Pollution Control Bond    $190,000 Due 11/1/96 to
& Industries, Inc.                               75% of CD rate                       11/1/2002

Savannah Foods              $4,100,000         ESOP Loan-85% of               Due 10/30/96
& Industries, Inc.                               LIBOR

SFII    ESOP Loans:         $3,000,000         Loan 86% of LIBOR              Due 07/09/96
                            $1,285,000         78% of Prime,                  Due 03/07/96
                            $3,500,000         or 90% of CD Rate              Due 10/09/97
                            $2,215,000                                        Due 06/30/98

Michigan Sugar Co.          $4,500,000         MS Tax-Free Bond:              Due 9/1/2000
                                                 Sebewaing - Var. Rate

Michigan Sugar Co.          $4,500,000         MS Tax-Free Bond:              Due 12/1/2000
                                                 Croswell - Var. Rate

Michigan Sugar Co.          $3,500,000         MS Tax-Free Bond:              Due 11/1/2003
                                                 Caro - Var. Rate

Michigan Sugar Co.          $6,000,000         MS Tax-Free Bond:                Due 6/1/07
                                                 Carrollton - Var. Rate

Dixie Crystals Brands       $2,500,000         SFI Industrial Revenue           Due 6/1/05
                                                 Bonds - Visalia, CA
                                                 Project - Var. Rate

Dixie Crystals Brands          $60,000         Covenant not to compete           Due 1996

Everglades Sugar            $1,500,000         SFI Industrial Revenue           Due 3/1/17
Refinery, Inc.                                   Bonds - Hendry County
                                                 ESRI - Var. Rate

King Packaging              $3,368,000         Covenant not to compete       Due through 1997
- ------------------------------------------------------------------------------------------------


(1) $10,000,000 of long term debt is drawn under the existing revolving credit agreement

                                                               Schedule 6.18 (a)

                      SAVANNAH FOODS & INDUSTRIES, INC.

                                EXISTING LIENS



     The following Industrial Revenue Bond issues are secured by various equipment and buildings financed by this issue:


                                                               Expiration
  Amount                       Description                        Date
- ----------                 --------------------          ----------------------
$4,500,000                 Michigan Sugar                     Total due
                            Tax-free Bond                     September 1, 2000
                            Sebewaing Project -
                            Variable Rate

$4,500,000                 Michigan Sugar                     Total due
                            Tax-free Bond                     December 1, 2000
                            Croswell Project -
                            Variable Rate

$3,500,000                 Michigan Sugar                     Total due
                            Tax-free Bond                     November 1, 2003
                            Caro Project -
                            Variable rate

$6,000,000                 Michigan Sugar                     $1,000,000 due
                            Tax-free Bond                     June 1, 2002 - 2007
                            Carrollton Project -
                            Variable rate

$2,500,000                 SFII - Industrial                  $500,000 due
                            Revenue Bonds -                   June 1, 2002 - 2006
                            Visalia Project
                            Variable rate

$1,500,000                 SFII - Industrial                  March 1, 2017
                            Revenue Bonds -
                            Hendry Country/ESRI
                            Variable Rate

$1,330,000                 SFII - Pollution Control           $190,000 due
                            Bonds - Variable Rate             November 1, 1996 -
                                                              November 1, 2002

  $480,000                 SFII - Pollution Control      $115,000 due Aug 1, 1996
                            Bonds - 6.60%                $125,000 due Aug 1, 1997
                                                         $130,000 due Aug 1, 1998

                            OFFERED RATE LOAN NOTE

                             As of April 1, 1996


        For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of Wachovia Bank of Georgia, N.A., (the "Bank"), for the account of its Lending Office, the principal sum of THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($37,500,000.00) or such lesser amount as shall equal the unpaid principal amount of each Offered Rate Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid amount of this Offered Rate Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

        All Offered Rate Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This Offered Rate Loan Note is one of the Offered Rate Loan Notes referred to in the Credit Agreement dated as of April 1, 1996 among the Borrower, the Banks listed on the signature pages thereof, Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Offered Rate Loan Note is collected by law or through an attorney at law.

                              SYNDICATED LOAN NOTE

                                Atlanta, Georgia
                                 April 1, 1996


                 For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of Wachovia Bank of Georgia, N.A. (the "Bank"), for the account of its Lending Office, the principal sum of THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($37,500,000.00), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank of Georgia, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                 All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

                 The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                 IN WITNESS WHEREOF, the Borrower has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                  SAVANNAH FOODS & INDUSTRIES, INC.
                                                            (SEAL)


                                  By: /s/ Gregory H. Smith
                                     -----------------------------
                                     Title: Senior Vice President


                                  By: /s/ William W. Sprague, III
                                     -----------------------------
                                     Title: President and
                                            Chief Executive Officer

                                  SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL
- ------------------------------------------------------------------------------------------------------
              Base Rate,             Amount           Amount of
              or Euro-               of               Principal              Maturity         Notation
Date          Dollar Loan            Loan             Repaid                 Date             Made By

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________

______________________________________________________________________________________________________


                              SYNDICATED LOAN NOTE

                                Atlanta, Georgia
                                 April 1, 1996


               For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of The Chase Manhattan Bank, N.A. (the "Bank"), for the account of its Lending Office, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of The Chase Manhattan Bank, N.A., 1 Chase Plaza-18th Floor, New York, New York 10081, or such other address as may be specified from time to time pursuant to the Credit Agreement.

               All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

               This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

               The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

               IN WITNESS WHEREOF, the Borrower has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                  SAVANNAH FOODS & INDUSTRIES, INC.
                                                            (SEAL)


                                  By: /s/ Gregory H. Smith
                                     -----------------------------
                                     Title: Senior Vice President


                                  By: /s/ William W. Sprague, III
                                     -----------------------------
                                     Title: President and
                                            Chief Executive Officer

                                        SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL
- ---------------------------------------------------------------------------------------------------------
                 Base Rate,        Amount             Amount of
                 or Euro-          of                 Principal        Maturity               Notation
Date             Dollar Loan       Loan               Repaid           Date                   Made By

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________


                              SYNDICATED LOAN NOTE

                                Atlanta, Georgia
                                 April 1, 1996


                        For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of NBD Bank (the "Bank"), for the account of its Lending Office, the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($17,500,000.00), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of NBD Bank, 611 Woodward Avenue, Detroit, Michigan 48226, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                        All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                        This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

                        The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                        IN WITNESS WHEREOF, the Borrower has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                  SAVANNAH FOODS & INDUSTRIES, INC.
                                                            (SEAL)


                                  By: /s/ Gregory H. Smith
                                     -----------------------------
                                     Title: Senior Vice President


                                  By: /s/ William W. Sprague, III
                                     -----------------------------
                                     Title: President and
                                            Chief Executive Officer

                                 SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL
- ---------------------------------------------------------------------------------------------------------
                 Base Rate,          Amount           Amount of
                 or Euro-            of               Principal             Maturity          Notation
Date             Dollar Loan         Loan             Repaid                Date              Made By

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________



                              SYNDICATED LOAN NOTE

                                Atlanta, Georgia
                                 April 1, 1996


                        For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of Second National Bank of Saginaw (the "Bank"), for the account of its Lending Office, the principal sum of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Second National Bank of Saginaw, 101 N. Washington Avenue, Saginaw, Michigan 48607, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                        All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                        This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

                        The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                        IN WITNESS WHEREOF, the Borrower has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                  SAVANNAH FOODS & INDUSTRIES, INC.
                                                            (SEAL)


                                  By: /s/ Gregory H. Smith
                                     -----------------------------
                                     Title: Senior Vice President


                                  By: /s/ William W. Sprague, III
                                     -----------------------------
                                     Title: President and
                                            Chief Executive Officer

                                 SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL
- --------------------------------------------------------------------------------------------------------
                 Base Rate,          Amount           Amount of
                 or Euro-            of               Principal             Maturity          Notation
Date             Dollar Loan         Loan             Repaid                Date              Made By

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________

________________________________________________________________________________________________________



                              SYNDICATED LOAN NOTE

                                Atlanta, Georgia
                                 April 1, 1996


                        For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of SunTrust Bank of Atlanta (the "Bank"), for the account of its Lending Office, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement.
The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of SunTrust Bank of Atlanta, One Park Place, N.E., Mail Code 126, Atlanta, Georgia 30302, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                        All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                        This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

                        The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                        IN WITNESS WHEREOF, the Borrower has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                  SAVANNAH FOODS & INDUSTRIES, INC.
                                                            (SEAL)


                                  By: /s/ Gregory H. Smith
                                     -----------------------------
                                     Title: Senior Vice President


                                  By: /s/ William W. Sprague, III
                                     -----------------------------
                                     Title: President and
                                            Chief Executive Officer

                                      SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL
- ---------------------------------------------------------------------------------------------------------
                 Base Rate,          Amount           Amount of
                 or Euro-            of               Principal             Maturity          Notation
Date             Dollar Loan         Loan             Repaid                Date              Made By

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________


                              SYNDICATED LOAN NOTE

                                Atlanta, Georgia
                                 April 1, 1996


                        For value received, SAVANNAH FOODS & INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH (the "Bank"), for the account of its Lending Office, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., "Rabobank Nederland", New York Branch, 245 Park Avenue, 36th Floor, New York, New York 10167, or such other address as may be specified from time to time pursuant to the Credit Agreement.

                        All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                        This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Credit Agreement dated as of even date herewith among the Borrower, the Banks listed on the signature pages thereof and Wachovia Bank of Georgia, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

                        The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

                        IN WITNESS WHEREOF, the Borrower has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                       SAVANNAH FOODS & INDUSTRIES, INC.
                                                                  (SEAL)


                                       By:  /s/ William W. Sprague, III
                                           ------------------------------
                                           Title: William W. Sprague, III
                                                  President and Chief
                                                  Executive Officer

                                       By:  /s/ Gregory H. Smith
                                           ------------------------------
                                           Title: Gregory H. Smith
                                                  Senior Vice President
                                                  Chief Financial Officer
                                                  and Treasurer

                                    SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL
- ---------------------------------------------------------------------------------------------------------
                 Base Rate,          Amount           Amount of
                 or Euro-            of               Principal             Maturity          Notation
Date             Dollar Loan         Loan             Repaid                Date              Made By

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

________________________________________________________________________________________________________






                                       3